FEDERATED TECHNOLOGY FUND, A PORTFOLIO OF FEDERATED EQUITY FUNDS

PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP AVOID ADDITIONAL EXPENSE.

Federated Technology Fund ("Technology Fund), a portfolio of Federated Equity Funds, will hold a special meeting of shareholders on March 5, 2008. IT IS IMPORTANT FOR YOU TO VOTE. We recommend that you read the Prospectus/Proxy Statement in its entirety.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like the one included in this Prospectus/Proxy Statement. You have a right to vote on these changes.

WHAT AM I BEING ASKED TO VOTE ON?
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT Small Cap Growth Fund ("MDT Fund"), a portfolio of Federated MDT Series, would acquire all of the assets of Technology Fund in exchange for Class A Shares, Class B Shares and Class C Shares of MDT Fund to be distributed pro rata by Technology Fund in complete liquidation and termination of Technology Fund (such proposal hereafter referred to as the "Reorganization" or "Proposed Reorganization").


WHY IS THE REORGANIZATION BEING PROPOSED?
The Board of Trustees (the "Board") of Federated Equity Funds has determined that a reorganization of Technology Fund into MDT Fund is in the best interest of the Technology Fund and its shareholders and is recommending that shareholders of Technology Fund approve the Reorganization.

The Reorganization is being proposed to shareholders of Technology Fund primarily because, in the opinion of the Technology Adviser, the long continuing net redemption activity in Technology Fund's shares (which has caused its net assets to decrease to $58.4 million at December 31, 2007 from $546.5 million at December 31, 2000) raises questions as to Technology Fund's long-term viability. Technology Fund was initially launched as the Federated Communications Technology Fund ("FCTF") in September 1999, with the strategy of investing in shares of issuers engaged in the information technology and telecommunication services businesses. FCTF initially experienced large inflows of investor subscriptions, as well as a high rate of capital appreciation of its portfolio
holdings, and by March 2000 its net assets exceeded $1 billion.   With the
bursting of the "tech bubble" in March 2000, however, FCTF's performance and assets began a sustained downward trend. In order to reposition FCTF for further growth, on December 31, 2003 the Fund was renamed and its strategy was broadened so that it could focus on the entire technology sector (rather than just communications technology), but the revised strategy has not succeeded in attracting additional investments into Technology Fund.

       Technology Adviser believes that Technology Fund shareholders would benefit from becoming shareholders of MDT Fund, whose net assets have, since its inception in 2005, steadily increased to $33.9 million at December 31, 2007. Like Technology Fund, MDT Fund seeks to achieve capital appreciation by investing primarily in securities that exhibit promising long-term potential ("growth stocks"), but, unlike Technology Fund, MDT Fund is permitted to invest its assets in a full range of industry sectors (including a substantial portion in technology stocks), thereby providing shareholders with greater industry sector diversification within the growth stock sphere.


WHAT ARE SOME OF THE FACTORS THAT THE BOARD CONSIDERED IN RECOMMENDING THE PROPOSED REORGANIZATION?

The Board considered various factors in reviewing this proposal including the following factors:

       {circle}the compatibility of Technology Fund's and MDT Fund's investment objectives, policies and limitations;
       {circle}the greater long-term viability of MDT Fund based on its asset growth trend versus Technology Fund's declining asset trend; {circle}that the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to Technology Fund or MDT Fund or to shareholders of Technology Fund;
       {circle}that Technology Fund's capital loss carry forward for federal income tax purposes will remain available to MDT Fund following the Reorganization subject to any applicable limitations under the Internal Revenue Code;
       {circle}that Technology Fund will incur brokerage costs as a result of its plan to sell certain of its portfolio securities (and possibly purchase replacement securities) prior to the Reorganization in order to more fully utilize capital gains against its capital loss carry-forwards and that MDT Fund will also incur brokerage costs as a result of its plan to sell, immediately following the Reorganization, substantially all Technology Fund's securities acquired by MDT Fund in the Reorganization, and to purchase different securities with the proceeds of such sales; and
       {circle}that the per share expenses after waivers of MDT Fund immediately following the Reorganization are projected to be less than those of Technology Fund prior to the Reorganization (although there can be no assurance that MDT Fund's expense waivers will continue at their current levels for future periods).

HOW DO I VOTE MY SHARES?
You may vote by telephone at the toll-free number shown on your ballot, in person at the meeting, or by completing and returning the enclosed proxy card. If you:

     1. Choose to help save time and postage costs by voting by telephone; please do not return your proxy card.
     2. Do not respond at all, we may contact you by telephone to request that you cast your vote.
     3. Sign and return the proxy card without indicating a preference, your vote will be cast "for" the Reorganization.

WHAT DO I HAVE TO DO FOR THE REORGANIZATION?
You need not and should not do anything for the Reorganization except vote your shares today. If approved, the Reorganization will take place automatically. We request that you do not attempt to make the exchange yourself, as this will disrupt the management of the Funds' portfolio.

WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

  The Board of Trustees of Federated Equity Fund recommends that you read the enclosed materials carefully and vote FOR the Reorganization.







                             FEDERATED EQUITY FUNDS
                           FEDERATED TECHNOLOGY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 5, 2008


TO SHAREHOLDERS OF FEDERATED TECHNOLOGY FUND, a portfolio of Federated Equity Funds.

A special meeting of the shareholders of Federated Technology Fund ("Technology Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on March 5, 2008, for the following purposes:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT Small Cap Growth Fund ("MDT Fund"), a portfolio of Federated MDT Series, would acquire all of the assets of Technology Fund in exchange for Class A Shares, Class B Shares and Class C Shares of MDT Fund to be distributed pro rata by Technology Fund in complete liquidation and termination of Technology Fund; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed January 7, 2008 as the record date for determination of shareholders entitled to vote at the special meeting.

                                                 By Order of the Board of
                                                 Directors,

                                                  /s/ John W. McGonigle
                                                 John W. McGonigle
                                                 Secretary


January 25, 2008



YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           PROSPECTUS/PROXY STATEMENT

                                JANUARY 25, 2008

                          ACQUISITION OF THE ASSETS OF

                           FEDERATED TECHNOLOGY FUND
                     A PORTFOLIO OF FEDERATED EQUITY FUNDS

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania  15237-7000
                         Telephone No:  1-800-341-7400

                        BY AND IN EXCHANGE FOR SHARES OF

                      FEDERATED MDT SMALL CAP GROWTH FUND
                      A PORTFOLIO OF FEDERATED MDT SERIES

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400



      This Prospectus/Proxy Statement describes the proposal whereby Federated Technology Fund ("Technology Fund"), a portfolio of Federated Equity Funds (the "Trust"), would transfer all of its assets to Federated MDT Small Cap Growth Fund ("MDT Fund"), a portfolio of Federated MDT Series (the "MDT Trust") in exchange for Class A Shares, Class B Shares and Class C Shares of MDT Fund (the "Reorganization"). MDT Fund shares will be distributed pro rata by Technology Fund to its shareholders in complete liquidation and dissolution of Technology Fund. As a result of the Reorganization, each owner of Technology Fund's Class A Shares, Class B Shares and Class C Shares will become the owner of Class A Shares, Class B Shares and Class C Shares of MDT Fund, having a total net asset value ("NAV") equal to the total NAV of his or her holdings in Technology Fund on the date of the Reorganization (the "Closing Date").

      The Board of Trustees (the "Board") of the Trust has determined that a reorganization of Technology Fund into MDT Fund is in the best interest of Technology Fund and its shareholders and is recommending that shareholders of Technology Fund approve the Reorganization.

      Technology Fund's investment objective is to achieve capital appreciation. Similarly, MDT Fund's investment objective is to seek long-term capital appreciation. Technology Fund and MDT Fund each uses the "growth" style of investing, seeking to select those securities within its investment universe that exhibit the most promising long-term growth potential.

Technology Fund pursues its investment objective by investing primarily in companies that rely extensively on technology in their products, services or operations while MDT Fund pursues its investment objective by investing primarily in common stock of small U.S. companies. For a comparison of the investment policies and objectives of Technology Fund and MDT Fund (each a "Fund" and collectively the "Funds"), see "Summary -- Comparison of Investment Objectives, Policies and Limitations." Information concerning MDT Fund shares, as compared to the shares of Technology Fund, is included in this Prospectus/Proxy Statement in the sections entitled "Summary -- Comparative Fee Tables" and "Information about the Reorganization - Description of MDT Fund Shares and Capitalization."

      The investment adviser for Technology Fund is Federated Equity Management Company of Pennsylvania (the "Technology Adviser") and the investment adviser for MDT Fund is Federated MDTA LLC (the "MDT Adviser"). This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectuses for MDT Fund's Class A and Class C Shares dated September 30, 2007 and the Prospectus for MDT Fund's Class B Shares dated December 17, 2007, each of which is incorporated herein by reference. Statements of Additional Information ("SAIs") dated September 30, 2007 for Class A and Class C Shares and dated December 17, 2007 for Class B Shares, as well as an SAI dated January 25, 2008 relating to this Prospectus/Proxy Statement, all containing additional information, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. A Prospectus and SAI dated December 31, 2007 for Technology Fund is also incorporated herein by reference. Further information about Technology Fund's performance is contained in its Annual Report dated October 31, 2007 which is incorporated herein by reference. Further information about MDT Fund's Class A Shares and Class C Shares performance is contained in its Annual Report dated July 31, 2007, which is incorporated herein by reference. Since MDT Fund's Class B Shares is a newly created share class of MDT Fund, an Annual Report for Class B Shares is not currently available.

      Copies of these materials and other information about Technology Fund and MDT Fund may be obtained without charge by writing to or calling Technology Fund and/or MDT Fund at the address and telephone number shown on the previous page.

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.


      SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                               TABLE OF CONTENTS
                                                                            PAGE

SUMMARY........................................................................1

  REASONS FOR THE PROPOSED REORGANIZATION......................................1
  TAX CONSEQUENCES.............................................................2
  COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS................2
  COMPARISON OF PRINCIPAL  RISKS...............................................6
  PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES...................7
  COMPARATIVE FEE TABLES.......................................................7
  COMPARISON OF POTENTIAL RISKS AND REWARDS:  PERFORMANCE INFORMATION.........15
  FINANCIAL HIGHLIGHTS........................................................19
  INVESTMENT ADVISER..........................................................25
  PORTFOLIO MANAGER INFORMATION...............................................25
  ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES............26
  PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES................................28
  DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO
  HOLDINGS; DISCLOSURE POLICY ................................................30

INFORMATION ABOUT THE REORGANIZATION

DESCRIPTION OF THE PLAN OF REORGANIZATION.....................................30
DESCRIPTION OF MDT FUND'S SHARE CLASSES AND CAPITALIZATION....................31
FEDERAL INCOME TAX CONSEQUENCES...............................................32
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS.................................34

INFORMATION ABOUT MDT FUND AND TECHNOLOGY FUND................................37

  WHERE TO FIND ADDITIONAL INFORMATION........................................37
  LEGAL PROCEEDINGS...........................................................37

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING..........................38

  PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING...........................39
  SHARE OWNERSHIP OF THE FUNDS................................................40
  INTERESTS OF CERTAIN PERSONS................................................41

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY..................41

AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A) .............................A1

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (EXHIBIT B) ....................A-15

                                    SUMMARY

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A copy of the Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A and a copy of Technology Fund's Management's Discussion of Fund Performance is attached to this Prospectus/Proxy Statement as Exhibit B. The Prospectus for MDT Fund's Class A Shares and Class C Shares or the Prospectus for MDT Fund's Class B Shares, as the case may be, accompanies this Prospectus/Proxy Statement.





REASONS FOR THE PROPOSED REORGANIZATION

      The Reorganization is being proposed to shareholders of Technology Fund primarily because, in the opinion of the Technology Adviser, the long continuing net redemption activity in Technology Fund's shares (which has caused its net assets to decrease to $58.4 million at December 31, 2007 from $546.5 million at December 31, 2000) raises questions as to Technology Fund's long-term viability. Technology Fund was initially launched as the Federated Communications Technology Fund ("FCTF") in September 1999, with the strategy of investing in shares of issuers engaged in the information technology and telecommunication services businesses. FCTF initially experienced large inflows of investor subscriptions, as well as a high rate of capital appreciation of its portfolio
holdings, and by March 2000 its net assets exceeded $1 billion.   With the
bursting of the "tech bubble" in March 2000, however, FCTF's performance and assets began a sustained downward trend. In order to reposition FCTF for further growth, on December 31, 2003 the Fund was renamed and its strategy was broadened so that it could focus on the entire technology sector (rather than just communications technology), but the revised strategy has not succeeded in attracting additional investments into Technology Fund.

      Technology Adviser believes that Technology Fund shareholders would benefit from becoming shareholders of MDT Fund, whose net assets have, since its inception in 2005, steadily increased to $33.9 million at December 31, 2007. Like Technology Fund, MDT Fund seeks to achieve capital appreciation by investing primarily in securities that exhibit promising long-term potential ("growth stocks"), but, unlike Technology Fund, MDT Fund is permitted to invest its assets in a full range of industry sectors (including a substantial portion in technology stocks), thereby providing shareholders with greater industry sector diversification within the growth stock sphere.

      Holders of Class A Shares and Class C Shares of Technology Fund will receive in the Reorganization an equivalent net asset value of Class A Shares or Class C shares of MDT Fund, both existing classes. In the Reorganization, holders of Class B shares of Technology Fund will receive an equivalent net asset value of Class B Shares of MDT Fund, which is a new share class of MDT Fund created for the Reorganization.

      The Board has voted to recommend to holders of shares of Technology Fund the approval of the Plan, pursuant to which MDT Fund would acquire all of the assets of Technology Fund in exchange for Class A Shares, Class B Shares and Class C Shares of MDT Fund (the "Exchange"). Immediately following the Exchange, Technology Fund will distribute the Class A Shares, Class B Shares and Class C Shares of MDT Fund received in the Exchange pro rata to holders of its Class A Shares, Class B Shares and Class C Shares, respectively, in a complete liquidation and termination of Technology Fund. As a result of the Reorganization, each holder of Class A Shares, Class B Shares and Class C Shares of Technology Fund will become the owner of Class A Shares, Class B Shares and Class C Shares of MDT Fund, respectively, in each case having a total net asset value equal to the total net asset value of his or her holdings in Technology Fund on the date of the Reorganization. Following the consummation of the Reorganization, the Trust will amend its Declaration of Trust to remove Technology Fund as a series of the Trust.

      In  considering   the   proposed   Reorganization,  the  Board  took  into
consideration a number of factors, including: (1) the compatibility of Technology Fund's and MDT Fund's investment objectives, policies and limitations; (2) the greater long-term viability of MDT Fund based on its asset growth trend versus Technology Fund's declining asset trend; (3) that the Reorganization will not result in recognition of any gain or loss for federal income tax purposes either to Technology Fund or MDT Fund or to shareholders of Technology Fund; (4) that Technology Fund's capital loss carry forwards for federal income tax purposes will remain available to MDT Fund following the Reorganization subject to any applicable limitations under the Internal Revenue Code; (5) that the per share expenses after waivers of MDT Fund immediately following the Reorganization are projected to be less than those of Technology Fund prior to the Reorganization (although there can be no assurance that MDT Fund's expense waivers will continue at their current levels for future periods); and (6) that Technology Fund will incur brokerage costs as a result of its plan to sell certain of its portfolio securities (and possibly purchase replacement securities) prior to the Reorganization in order to more fully utilize capital gains against its capital loss carry-forwards and that MDT Fund will also incur brokerage costs as a result of its plan to sell, immediately following the Reorganization, substantially all Technology Fund's securities acquired by MDT Fund in the Reorganization, and to purchase different securities with the proceeds of such sales. The Board concluded to recommend to shareholders of Technology Fund that they vote to approve the Reorganization. Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (the "1940 Act"), the Board, including a majority of the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganization is in the best interest of Technology Fund and its shareholders, and that the interests of existing Technology Fund shareholders would not be diluted as a result of the Reorganization.

      The Board of Trustees (the "Trustees") of MDT Fund likewise approved the Reorganization on behalf of MDT Fund. Pursuant to Rule 17a-8 under the 1940 Act, the Trustees of MDT Fund, including a majority of the Trustees who are not "interested persons," determined that the Reorganization is in the best interest of MDT Fund and its shareholders, and that the interests of existing MDT Fund shareholders would not be diluted as a result of the Reorganization.


TAX CONSEQUENCES

      As a condition of the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized upon the Reorganization by either Fund or by Technology Fund shareholders. The tax basis of MDT Fund's Class A Shares, Class B Shares and Class C Shares received by Technology Fund's shareholders will be the same as the tax basis of their shares in Technology Fund. Because Technology Fund has a capital loss carry-forward greatly in excess of its unrealized capital gains, there will be no capital gains distributions by Technology Fund before the Closing Date, even if gains are realized on dispositions of portfolio securities in connection with the Reorganization. Technology Fund will distribute to shareholders any previously undistributed ordinary income accumulated prior to the Reorganization.




        THE BOARD OF TRUSTEES OF TECHNOLOGY FUND UNANIMOUSLY RECOMMENDS THAT YOU
                    VOTE "FOR" APPROVAL OF THE REORGANIZATION.





COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

      The investment objectives of the two Funds are, for practical purposes, identical. The investment objective of MDT Fund is long-term capital appreciation, while the investment objective of Technology Fund is to achieve capital appreciation. Both Funds invest substantially all their net assets in common stocks. Both Funds use the "growth" style of investing, seeking to select securities that exhibit the most promising long-term growth potential.

      MDT Fund seeks to achieve its objective by investing primarily in common stock of small U.S. companies, i.e., those with a market capitalization range similar to those companies included in the Russell 2000 Growth Index ($133 million to $3.5 billion as of July 31, 2007). MDT Fund may not change its investment policy to normally invest at least 80% of its net assets in small capitalization issuers without 60 days advance notice to shareholders. MDT Fund seeks to control risk by limiting the extent to which the MDT Fund's exposure to any one business, industry or sector varies from that of the Russell 2000 Growth Index.

      Technology Fund seeks to achieve its objective by investing primarily in securities of companies considered by Technology Adviser, at the time of the investment, to rely extensively on technology in their products, services or operations. Technology Fund may not change its investment policy to normally invest at least 80% of its net assets in technology investments without 60 days advance notice to shareholders. In general, issuers selected by Technology Adviser will have a market capitalization at least of $100 million, but there is no minimum or maximum capitalization constraint on the size of the issuers selected. Technology Adviser attempts to diversify investments by allocating among companies in different technology related industries and by limiting the amount invested in any one issuer.
      While both Funds invest primarily in common stocks using the growth style
of investing, the Funds differ in their stock selection processes.    MDT Fund
selects stocks for inclusion in its portfolio by using a proprietary quantitative model known as the Optimum Q Process. This model begins by screening its universe of stocks for those that meet certain valuation (e.g., price-to-earnings ratio, price-to-tangible-book-value ratio) and performance (e.g., earnings momentum or earnings growth) metrics that MDT Adviser believes might be indicative of an attractive investment opportunity. The selection process factors in trading costs (particularly market impact) by biasing MDT Fund towards those stocks which have less trading costs. The process also uses diversification constraints which keep the portfolio diversified by business, industry and sector.

      While Technology Adviser also uses quantitative metrics to screen stocks for Technology Fund's portfolio, its process is less quantitative and more judgment based. Technology Adviser attempts to identify those areas within the technology industries which present the best opportunities for growth. Technology Adviser performs traditional fundamental analysis to select securities that exhibit the most promising long-term growth potential for Technology Fund's portfolio. In selecting securities, Technology Adviser focuses primarily on the projected future cash flow and earnings of the issuing company, in addition to examining each issuer's current financial condition, business and product strength, competitive position, and management expertise.


      While each Fund will normally invest primarily in common stocks of U.S. issuers, each Fund may invest a portion of its assets in securities of companies outside the United States to diversify its holdings and to take advantage of opportunities in the foreign market. Securities of foreign companies may be more affected by foreign economic and political conditions, taxation policies, and accounting and auditing standards then those of U.S. companies. In addition, each Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, each Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which each Fund may invest directly. Each Fund may also, for example, use derivative contracts to:
{circle}obtain premiums from the sale of derivative contracts;
{circle}realize gains from trading a derivative contract; or {circle}hedge against potential losses.
There can be no assurance that either Fund's use of derivative contracts or hybrid instruments will work as intended.


      In addition to common stocks, derivative contracts and hybrid instruments, the Prospectus of MDT Fund also lists preferred stocks, foreign securities and securities of other investment companies, including exchange traded funds, as categories or securities in which MDT Fund may principally invest, while the Prospectus of Technology Fund lists foreign securities as principal investments. The Prospectus of MDT Fund also lists securities lending as a principal investment strategy.

INVESTMENT LIMITATIONS

      Each Fund has fundamental investment limitations which may not be changed without shareholder approval. With three exceptions, the fundamental limitations of the two Funds are identical. The first difference between the fundamental imitations of the two Funds concerns lending. Technology Fund's fundamental limitations prohibit it from making loans, while MDT Fund's fundamental limitations permit it to make loans in amounts up to one-third of its total assets. Neither Fund's lending limitation prohibits it from investing in debt obligations, entering into repurchase agreements or lending securities. MDT Fund may also make temporary loans to affiliated investment companies in accordance with the inter-fund borrowing and lending arrangements described in its SAI.

      The second difference relates to the permissibility of investing in commodities. Technology Fund's fundamental limitations prohibit it from investing directly in commodities, although it may purchase securities of companies that deal in commodities. For purposes of the commodities restriction, Technology Fund's non-fundamental investment limitation provides that investments in transactions involving futures contracts, options and other financial contracts that settle by payment of cash are not considered investments in commodities. MDT Fund's fundamental limitations permit MDT Fund to invest in commodities to the maximum extent permitted by the 1940 Act. The 1940 Act requires that a fund state in its registration statement a fundamental policy as to whether it reserves freedom of action to invest in commodities and prohibits a fund from purchasing commodities without shareholder approval except in accordance with that policy. The Act does not otherwise prohibit or restrict investments in commodities. MDT Fund has not in the past invested directly in commodities, and MDT Adviser has no present intention of doing so.

      The third difference relates to the Funds' respective concentration of investments policy, where MDT Fund is not permitted to "concentrate" (i.e., invest more than 25% of its total assets) in the securities of issuers primarily engaged in the same industry whereas Technology Fund is required to invest more than 25% of its total assets in the communications technology industry (but is not otherwise permitted to concentrate).

      The following chart compares the fundamental limitations of Technology Fund and MDT Fund. In addition, each Fund has non-fundamental limitations that prohibit it from investing more than 15% of its net assets in illiquid securities, purchasing securities on margin or mortgaging or pledging its assets except for collateral arrangements in connection with otherwise permissible activities. While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by the Fund's Board.

                                                       INVESTMENT LIMITATIONS
                                                  TECHNOLOGY FUND                                                       MDT FUND
DIVERSIFICATION OF INVESTMENTS (fundamental)                                                                        DIVERSIFICATION
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities   OF INVESTMENTS
of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United     (fundamental)
States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government        Same
securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

BORROWING MONEY AND ISSUING SENIOR SECURITIES (fundamental)                                                         BORROWING MONEY
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted      AND ISSUING
under the Investment Company Act of 1940 (1940 Act), any rule or order thereunder, or any SEC staff interpretation  SENIOR
thereof.                                                                                                            SECURITIES
                                                                                                                    (fundamental)
                                                                                                                    Same
INVESTING IN REAL ESTATE (fundamental)                                                                              INVESTING IN
 The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from       REAL ESTATE
investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein,   (fundamental)
or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights   Same
under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
INVESTING IN COMMODITIES (fundamental)                                                                              INVESTING IN
 The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of          COMMODITIES
companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures (fundamental)
contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by   The Fund may
payment of cash are not deemed to be investments in commodities.                                                    invest in
                                                                                                                    commodities to
                                                                                                                    the maximum
                                                                                                                    extent permitted
                                                                                                                    under the 1940
                                                                                                                    Act.
UNDERWRITING (fundamental)                                                                                          UNDERWRITING
 The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions       (fundamental)
involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be   Same
considered to be an underwriter under the Securities Act of 1933.
CONCENTRATION (fundamental)                                                                                         CONCENTRATION
The Fund will not invest more than 25% of its total assets (valued at the time of investment) in securities of      (fundamental)
companies engaged principally in any one industry other than the communications technology industry, except that    The Fund will
this restriction does not apply to cash or cash items and securities issued or guaranteed by the United States      not make
government or its agencies or instrumentalities.                                                                    investments that
                                                                                                                    will result in
                                                                                                                    the
                                                                                                                    concentration of
                                                                                                                    its investment
                                                                                                                    in the
                                                                                                                    securities of
                                                                                                                    issuers
                                                                                                                    primarily
                                                                                                                    engaged in the
                                                                                                                    same industry.
                                                                                                                    Government
                                                                                                                    securities,
                                                                                                                    municipal
                                                                                                                    securities and
                                                                                                                    bank instruments
                                                                                                                    will not be
                                                                                                                    deemed to
                                                                                                                    constitute an
                                                                                                                    industry.
LENDING (fundamental)                                                                                               LENDING
 The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt         (fundamental)
obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors   The Fund may not
and investing in loans, including assignments and participation interests.                                          make loans if,
                                                                                                                    as a result,
                                                                                                                    more than 33
                                                                                                                    1/3% of the
                                                                                                                    Fund's total
                                                                                                                    assets would be
                                                                                                                    loaned to other
                                                                                                                    parties, except
                                                                                                                    that the fund
                                                                                                                    may (i) purchase
                                                                                                                    or hold debt
                                                                                                                    instruments in
                                                                                                                    accordance with
                                                                                                                    its investment
                                                                                                                    objective and
                                                                                                                    policies; (ii)
                                                                                                                    enter into
                                                                                                                    repurchase
                                                                                                                    agreements;
                                                                                                                    (iii) lend its
                                                                                                                    securities; and
                                                                                                                    (iv) make loans
                                                                                                                    to affiliated
                                                                                                                    investment
                                                                                                                    companies in
                                                                                                                    accordance with
                                                                                                                    SEC exemptive
                                                                                                                    relief.





COMPARISON OF PRINCIPAL RISKS

      All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. Since both Technology Fund and MDT Fund invest in common stocks and use the growth style of investing, an investment in MDT Fund presents many of the same types of investment risks as investing in Technology Fund. A principal risk factor applicable to an investment in either Fund is stock market risk. The value of equity securities in each Fund will rise and fall. Each Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Each Fund's share price may decline. Each Fund's Adviser attempts to manage market risk by limiting the amount the Fund invests in the securities of any individual company or of companies in any one sector or industry. However, diversification will not protect either Fund against widespread or prolonged declines in the stock market. Moreover, since Technology Fund must invest at least 80% of its net assets in technology related investments, Technology Fund may be deemed to be more limited in its ability to diversify its investments among industry categories than MDT Fund, which has the ability to invest in all industry categories.

      Each Fund is also exposed to risks related to investing for growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

      Each Fund's investments in common stocks may include ADRs and domestically traded securities of foreign issuers. Such investments expose the Fund to a greater risk that its share price may be affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Each Fund also lists non-domestically traded foreign securities as a category in which it may principally invest. In addition to the risks of foreign securities traded in United States markets, the combination of currency risk and market risk tend to make securities traded in foreign markets more volatile than those traded exclusively in the United States.

      Since MDT Fund must invest 80% of its assets in stocks of small capitalization companies, the risks related to company size are a significant
risk in that Fund.   Specifically, investment in smaller capitalization issuers exposes MDT Fund to a greater risk that its share price may be affected by the fact that the smaller the capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. In addition, smaller capitalization companies tend to have unproven track records, a limited product or service base and limited access to capital. On the other hand, since Technology Fund must invest 80% of its assets in technology companies, sector risk is a significant risk in that Fund. Specifically, such investments expose Technology Fund to the risk that as its Adviser allocates more of the Fund's portfolio to a particular sector (i.e., technology stocks) Technology Fund's performance will be more susceptible to any economic, business or other developments which affect the technology sector.
The technology sector may be significantly affected by intense competition, rapid obsolescence, failure to obtain, or delay in obtaining financing or regulatory approval, the success or failure of research and development, product capability and customer preference.

      Each Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading likely will cause a fund to generate short-term capital gains for its shareholders (which are taxed at a higher rate than long-term capital gains), and will also cause increases to a Fund's trading costs which adversely affects fund performance. MDT Fund's portfolio turnover rate has exceeded that of Technology Fund since MDT Fund's inception in September 2005.

      In addition, each Fund has the ability to invest in other types of securities, including principally derivative contracts and hybrid instruments, and in the case of MDT Fund, securities of other investment companies, including exchange-traded funds. The following are some additional risks of these additional categories of principal investments:

* RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS. A Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in stocks. In addition to stock market and currency risks, investments in derivatives and hybrids may involve credit, liquidity and leverage risks.

* CREDIT RISKS. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

* LIQUIDITY RISKS. Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.

* LEVERAGE RISKS. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

* EXCHANGE-TRADED FUNDS. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). As with traditional mutual funds, ETFs charge asset-based fees. A Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Fund invests. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs invest. Therefore, a Fund's net asset value will be indirectly affected by the change in value of the securities in which the ETF invests.





PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

      The procedures for purchasing, redeeming and exchanging Shares of MDT Fund are the same as those for purchasing, redeeming and exchanging shares of Technology Fund. See "Purchase, Redemption and Exchange Procedures" below.





COMPARATIVE FEE TABLES

      Like all mutual funds, Technology Fund and MDT Fund incur certain expenses in their operations. These expenses include management fees, as well as costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses currently incurred by the Class A Shares, Class B Shares and Class C Shares of Technology Fund and Class A Shares, Class B Shares and Class C Shares of MDT Fund, respectively, and pro forma fees for MDT Fund after giving effect to the Reorganization.

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for Technology Fund Class A Shares for its most recent fiscal year ended October 31, 2007; (2) the anticipated fees and expenses that you may pay if you buy and hold Class A Shares of MDT Fund as of its most recent prospectus dated September 30, 2007; and (3) the pro forma fees and expenses of Class A Shares of MDT Fund on a combined basis after giving effect to the Reorganization. As described below, the pro forma operating expenses of MDT Fund are shown after giving effect to a contractual waiver of expenses by Federated MDTA LLC to limit total operating expenses to not more than 2.05% which will continue through December 8, 2008.




                                                                                                                           MDT FUND
                                                                                                  TECHNOLOGY               PRO FORMA
SHAREHOLDER FEES                                                                                  FUND- CLASS        MDT   COMBINED
                                                                                                   A SHARES        FUND -      -
                                                                                                                  CLASS A   CLASS A
                                                                                                                   SHARES   SHARES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)              5.50%           5.50%    5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                               0.00%           0.00%    0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as
a percentage of offering price)                                                                   None            None     None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                None            None     None
Exchange Fee                                                                                      None            None     None

ANNUAL FUND OPERATING EXPENSES (Before Waivers, Reimbursements and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                                    0.75%2          1.15%3   1.15%3
Distribution (12b-1) Fee                                                                          0.25%           0.25%4   0.25%4
Other Expenses                                                                                    1.77%5          3.41%6   1.72%6
Total Direct Annual Fund Operating Expenses                                                       2.77%           4.81%    3.12%
Acquired Fund Fees and Expenses                                                                   0.01%7          0.00%    0.00%
Total Direct and Acquired Annual Fund Operating Expenses                                          2.78%           4.81%    3.12%
Fee Waivers and/or Expense Reimbursement (contractual)                                            0.00%           2.76%    1.07%
Net Direct and Acquired Annual Fund Operating Expenses (after contractual waiver and              2.78%           2.05%3,8 2.05%3,8
reimbursement)
1    With respect to Technology Fund, the percentages shown are based on expenses for the entire fiscal year ended October 31, 2007.
  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator waived certain amounts and the shareholder services provider did not charge certain amounts.  These are shown below along with the
  net expenses the Fund actually paid for the fiscal year ended October 31, 2007.   With respect to MDT Fund and MDT Fund Pro Forma
  Combined, the percentages shown are based on anticipated expenses for the fiscal year ending July 31, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so (except as discussed in Note 2), the Adviser and administrator expect to waive and/or reimburse certain amounts.  Additionally, the distributor expects not to charge the distribution (12b-1) fee for Class A Shares. These waivers, reimbursements and /or reductions are shown below along with the net expenses the Fund expects to pay for the fiscal year ending July 31, 2008.
  Total Waivers, Reimbursements and Reductions of Fund Expenses (voluntary)                             0.71%     0.30%    0.30%
  Total Actual/Anticipated Annual Fund Operating Expenses (after waivers, reimbursements and            2.07%     1.75%    1.75%
  reductions)
2   The Adviser for Technology Fund voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Fund (after the voluntary waiver) was 0.36% for the fiscal year ended October
  31, 2007.
3   Under the investment advisory contract, the Adviser of MDT Fund and MDT Fund Pro Forma Combined is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive, and/or reimburse other operating expenses
  (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund's
  Class A Shares to not more than 2.05% of its daily net assets.  Any waivers and expense reduction by the administrator and/or distributor that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment.  This commitment will expire on December 8, 2008.
  Pursuant to this contractual commitment, the Adviser of MDT Fund expects to waive its management fee for the fiscal year ending
  July 31, 2008.  The management fee paid by MDT Fund (after the contractual waiver) is expected to be 0.00% for the fiscal year ending July 31, 2008.  Pursuant to this contractual commitment, the Adviser of MDT Fund Pro Forma Combined expects to waive a portion of its management fee for the fiscal year ending July 31, 2008.  Additionally, the Adviser expects to voluntarily waive a portion of the management fee for the fiscal year ending July 31, 2008.  The management fee paid by MDT Fund Pro Forma Combined
  (after the contractual and voluntary waivers) is expected to be 0.10% for the fiscal year ending July 31, 2008.
4   With respect to MDT Fund, Class A Shares did not pay or accrue the distribution (12b-1) fee for the fiscal year ended July 31,
  2007.  With respect to MDT Fund and MDT Fund Pro Forma Combined, although not contractually obligated to do so, the distributor expects to voluntarily elect not to charge, and therefore the Fund will not accrue, the distribution (12b-1) fee for the Class A
  Shares for the fiscal year ending July 31, 2008.
5    With respect to Technology Fund, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for record keeping services.  The administrator voluntarily waived a portion of its fee. The administrator can terminate this voluntary waiver at any time.  The shareholder services provider did not charge, and therefore the Fund did not accrue, a portion of its fee.  The shareholder services provider can terminate this reduction at any time.  Total other expenses paid by Technology Fund's Class A Shares (after the voluntary waiver and reduction) were 1.45% for the fiscal year ended October 31, 2007.
6   With respect to MDT Fund and MDT Fund Pro Forma Combined, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services and includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. This includes amounts the Fund might incur indirectly if it were to invest in other investment companies.  For the fiscal year ending July 31, 2008, these "Acquired Fund Fees and Expenses"
  are expected to be less than 0.01%.  With respect to MDT Fund, pursuant to its contractual commitment, the Adviser expects to reimburse 1.07% of certain operating expenses of the Fund.  Additionally, although not contractually obligated to do so, the
  Adviser expects to voluntarily reimburse certain operating expenses of the Fund.  This voluntary reimbursement can be terminated at any time.  For both MDT Fund and MDT Fund Pro Forma Combined, the administrator expects to voluntarily waive a portion of its fee.  This voluntary waiver can be terminated any time. Total other expenses paid by MDT Fund's Class A Shares and MDT Fund Pro
  Forma Combined's Class A Shares (after the anticipated voluntary waiver and reimbursement) are expected to be 1.75% and 1.65%, respectively, for the fiscal year ending July 31, 2008.
7   The Technology Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The Fund's estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) for the fiscal year ended October 31, 2007.  Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.
8   The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including distribution (12b-1) fees) paid by MDT Fund Class A Shares and MDT Fund Pro Forma Combined Class A Shares
  (after the voluntary waivers and reimbursements) will not exceed 1.75% for the fiscal year ending July 31, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers or reimbursements until after
  September 30, 2008.




  EXAMPLE

  This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of Technology Fund are before voluntary waivers, reimbursements and reductions as shown in the Table and remain the same. For MDT Fund and MDT Fund Pro Forma Combined, the one-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 Years columns reflect the contractually imposed expense limitation of 2.05% for Class A Shares. The second year of the 3, 5, and 10 Years columns reflects the contractually imposed expense limitation of 2.05% for four months and the "Total Annual Fund Operating Expenses" of Class A Shares without any waivers, reimbursements or reductions for the remainder of the year. The third and later years within the 5 and 10 Years columns reflect the "Total Annual Fund Operating Expenses" of the Class A Shares without any waivers, reimbursements or reductions. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------
|                                      1 YEAR  3 YEARS 5 YEARS 10 YEARS|
|                                                                      |
|                                                                      |
|                                                                      |
|TECHNOLOGY FUND,  CLASS A   SHARES    $816    $1,365  $1,938   $3,488 |
------------------------------------------------------------------------
|                                                                      |
|  MDT FUND, CLASS A SHARES               $747 $1,601  $2,551   $4,941 |
------------------------------------------------------------------------
|                                                                      |
|  MDT FUND PRO FORMA                                                  |
|  COMBINED, CLASS A SHARES               $747 $1,601  $2,551   $4,941 |
------------------------------------------------------------------------

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for Technology Fund Class B Shares for its most recent fiscal year ended October 31, 2007; (2) the anticipated fees and expenses that you may pay if you buy and hold Class B Shares of MDT Fund as of its most recent prospectus dated December 17, 2007; and
(3) the pro forma fees and expenses of Class B Shares of MDT Fund on a combined basis after giving effect to the Reorganization.




                                                                                                                               MDT
                                                                                                  TECHNOLOGY                 FUND
SHAREHOLDER FEES                                                                                  FUND- CLASS     MDT FUND PRO FORMA
                                                                                                    B SHARES      - CLASS  COMBINED
                                                                                                                  B SHARES     -
                                                                                                                            CLASS B
                                                                                                                            SHARES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
                                                                                                  None            None     None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                               5.50%           5.50%    5.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as
a percentage of offering price)                                                                   None            None     None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                None            None     None
Exchange Fee                                                                                      None            None     None

ANNUAL FUND OPERATING EXPENSES (Before Waivers, Reimbursements and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                                    0.75%2          1.15%3   1.15%3
Distribution (12b-1) Fee                                                                          0.75%           0.75%    0.75%
Other Expenses                                                                                    1.77%4          3.41%5   1.72%5
Total Direct Annual Fund Operating Expenses                                                       3.27%
Acquired Fund Fees and Expenses                                                                   0.01%6          0.00%    0.00%
Total Direct and Acquired Annual Fund Operating Expenses                                          3.28%7          5.31%3,7 3.62%3,7
1    With respect to Technology Fund, the percentages shown are based on expenses for the entire fiscal year ended October 31, 2007.
  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator waived certain amounts and the shareholder services provider did not charge certain amounts.  These are shown below along with the
  net expenses the Fund actually paid for the fiscal year ended October 31, 2007.   With respect to MDT Fund and MDT Fund Pro Forma
  Combined, the percentages shown are based on anticipated expenses for the fiscal period ending July 31, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so (except as discussed in Note 2), the Adviser and administrator expect to waive and/or reimburse certain amounts.  These waivers and reimbursements are shown below along with the net expenses the Fund expects to pay for the fiscal period ending July 31, 2008.
  Total Waivers, Reimbursements and Reductions of Fund Expenses (voluntary)                             0.46%     2.81%    1.12%
  Total Actual/Anticipated Annual Fund Operating Expenses (after waivers, reimbursements and            2.82%     2.50%    2.50%
  reductions)
2   The Adviser for Technology Fund voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Fund (after the voluntary waiver) was 0.36% for the fiscal year ended October
  31 2007.
3   Under the investment advisory contract, the Adviser of MDT Fund and MDT Fund Pro Forma Combined is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive, and/or reimburse other operating expenses
  (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for other Share classes of the Fund.  Any waivers and expense reduction by the administrator and/or distributor that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment.  This commitment will expire on December 8, 2008.  Pursuant to this contractual commitment, the
  Adviser of MDT Fund expects to waive its management fee for the fiscal year ending July 31, 2008.  The management fee paid by MDT
  Fund (after the contractual waiver) is expected to be 0.00% for the fiscal year ending July 31, 2008.  Pursuant to this contractual commitment, the Adviser of MDT Fund Pro Forma Combined expects to waive a portion of its management fee for the fiscal year ending July 31, 2008.  Additionally, the Adviser expects to voluntarily waive a portion of the management fee for the fiscal year ending July 31, 2008.  The management fee paid by MDT Fund Pro Forma Combined (after the contractual and voluntary waivers)
  is expected to be 0.10% for the fiscal year ending July 31, 2008.
4    With respect to Technology Fund, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services and  includes a recordkeeping fee which is used to compensate intermediaries for record keeping services.  The administrator voluntarily waived a portion of its fee.  The
  administrator can terminate this voluntary waiver at any time.   The shareholder services provider did not charge, and therefore the Fund did not accrue, a portion of its fee.  The shareholder services provider can terminate this reduction at any time.  Total other expenses paid by Technology Fund's Class B Shares (after the voluntary waiver and reduction) were 1.70% for the fiscal year ended October 31, 2007.
5   With respect to MDT Fund and MDT Fund Pro Forma Combined, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services and includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services. This includes amounts the Fund might incur indirectly if it were to invest in other investment companies.  For the fiscal year ending July 31, 2008, these "Acquired Fund Fees and Expenses"
  are expected to be less than 0.01%.  With respect to MDT Fund, pursuant to its contractual commitment, the Advisor expects to reimburse 1.07% of certain operating expenses of the Fund.  Additionally, although not contractually obligated to do so, the
  Adviser expects to voluntarily reimburse certain operating expenses of the Fund.  This voluntary reimbursement can be terminated any time.  For both MDT Fund and MDT Fund Pro Forma Combined, the administrator expects to voluntarily waive a portion of its fee.
  This voluntary waiver can be terminated any time. Total other expenses paid by MDT Fund's Class B Shares and MDT Fund Pro Forma
  Combined's Class B Shares (after the anticipated voluntary waiver and reimbursement) are expected to be 1.75% and 1.65%, respectively, for the fiscal year ending July 31, 2008.
6   The Technology Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The Fund's estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) for the fiscal year ended October 31, 2007.  Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.
7  After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.  Class A Shares pay lower operating expenses than Class B Shares.

  EXAMPLE

  This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of each Fund are BEFORE VOLUNTARY WAIVERS, REIMBURSEMENTS AND REDUCTIONS as shown in the Table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------
|                                              1 YEAR 3 YEARS 5 YEARS 10 YEARS|
|TECHNOLOGY FUND,                                                             |
|CLASS B SHARES:                                                              |
-------------------------------------------------------------------------------
|  EXPENSES ASSUMING REDEMPTION                 $881  $1,410  $1,912   $3,463 |
-------------------------------------------------------------------------------
|  EXPENSES ASSUMING NO REDEMPTION              $331  $1,010  $1,712   $3,463 |
-------------------------------------------------------------------------------
|  MDT FUND CLASS B SHARES:                                                   |
-------------------------------------------------------------------------------
|  EXPENSES ASSUMING REDEMPTION                $1,078 $1,986  $2,835   $5,136 |
-------------------------------------------------------------------------------
|  EXPENSES ASSUMING NO REDEMPTION              $530  $1,586  $2,635   $5,136 |
-------------------------------------------------------------------------------
|  MDT FUND PRO FORMA COMBINED CLASS B SHARES:                                |
-------------------------------------------------------------------------------
|  EXPENSES ASSUMING REDEMPTION                 $915  $1,509  $2,074   $4,136 |
-------------------------------------------------------------------------------
|  EXPENSES ASSUMING NO REDEMPTION              $365  $1,109  $1,874   $4,136 |
-------------------------------------------------------------------------------

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for Technology Fund Class C Shares for its most recent fiscal year ended October 31, 2007; (2) the anticipated fees and expenses that you may pay if you buy and hold Class C Shares of MDT Fund as of its most recent prospectus dated September 30, 2007; and (3) the pro forma fees and expenses of Class C Shares of MDT Fund on a combined basis after giving effect to the Reorganization. As described below, the pro forma operating expenses of MDT Fund are shown after giving effect to a contractual waiver of expenses by Federated MDTA LLC to limit total operating expenses to not more than 2.80% which will continue through December 8, 2008.



                                                                                                                               MDT
                                                                                                   TECHNOLOGY                FUND
                                                                                                  FUND- CLASS        MDT   PRO FORMA
SHAREHOLDER FEES                                                                                   C SHARES        FUND -  COMBINED
                                                                                                                  CLASS C      -
                                                                                                                   SHARES   CLASS C
                                                                                                                            SHARES
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)              None            None     None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or
redemption proceeds, as applicable)                                                               1.00%           1.00%    1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as
a percentage of offering price)                                                                   None            None     None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                None            None     None
Exchange Fee                                                                                      None            None     None

ANNUAL FUND OPERATING EXPENSES (Before Waivers, Reimbursements and Reductions)1
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee                                                                                    0.75%2          1.15%3   1.15%3
Distribution (12b-1) Fee                                                                          0.75%           0.75%    0.75%
Other Expenses                                                                                    1.77%4          3.41%5   1.72%5
Total Direct Annual Fund Operating Expenses                                                       3.27%           5.31%    3.62%
Acquired Fund Fees and Expenses                                                                   0.01%6          0.00%    0.00%
Total Direct and Acquired Annual Fund Operating Expenses                                          3.28%           5.31%    3.62%
Fee Waiver and/or Expense Reimbursement (contractual)                                             0.00%           2.51%    0.82%
Net Direct and Acquired Annual Fund Operating Expenses (after contractual waiver and              3.28%           2.80%3,7 2.80%3,7
reimbursement)
1    With respect to Technology Fund, the percentages shown are based on expenses for the entire fiscal year ended October 31, 2007.
  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator waived certain amounts and the shareholder services provider did not charge certain amounts.  These are shown below along with the
  net expenses the Fund actually paid for the fiscal year ended October 31, 2007.   With respect to MDT Fund and MDT Fund Pro Forma
  Combined, the percentages shown are based on anticipated expenses for the fiscal year ending July 31, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so (except as discussed in Note 3), the Adviser and administrator expect to waive and/or reimburse certain amounts.  These waivers and reimbursements are shown below along with the net expenses the Fund expects to pay for the fiscal year ending July 31, 2008.
  Total Waivers, Reimbursements and Reductions of Fund Expenses (voluntary)                             0.39%     0.30%    0.30%
  Total Actual/Anticipated Annual Fund Operating Expenses (after waivers, reimbursements and            2.75%     2.50%    2.50%
  reductions)
2   The Adviser for Technology Fund voluntarily waived a portion of the management fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the Fund (after the voluntary waiver) was 0.36% for the fiscal year ended October
  31 2007.
3   Under the investment advisory contract, the Adviser of MDT Fund and MDT Fund Pro Forma Combined is obligated to waive all or a portion of its investment advisory fee which it is otherwise entitled to receive, and/or reimburse other operating expenses
  (excluding interest, taxes and brokerage commissions), in order to limit the aggregate annual operating expenses for the Fund's
  Class C Shares to not more than 2.80% of its daily net assets.  Any waivers and expense reduction by the administrator and/or distributor that reduce such expenses (as discussed elsewhere in these notes) may have the effect of reducing the amount to be waived or reimbursed by the Adviser pursuant to the contractual commitment.  This commitment will expire on December 8, 2008.
  Pursuant to this contractual commitment, the Adviser of MDT Fund expects to waive its management fee for the fiscal year ending
  July 31, 2008.  The management fee paid by MDT Fund (after the contractual waiver) is expected to be 0.00% for the fiscal year ending July 31, 2008.  Pursuant to this contractual commitment, the Adviser of MDT Fund Pro Forma Combined expects to waive a portion of its management fee for the fiscal year ending July 31, 2008.  Additionally, the Adviser expects to voluntarily waive a portion of the management fee for the fiscal year ending July 31, 2008.  The management fee paid by MDT Fund Pro Forma Combined
  (after the contractual and voluntary waivers) is expected to be 0.10% for the fiscal year ending July 31, 2008.
4    With respect to Technology Fund, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for record keeping services.  The administrator voluntarily waived a portion of its fee.  The administrator can terminate this voluntary waiver at any time.  The shareholder services provider did not charge, and therefore the Fund did not accrue, a portion of its fee.  The shareholder services provider can terminate this reduction at any time.  Total other expenses paid by Technology Fund's Class C Shares (after the voluntary waiver and reduction) were 1.66% for the fiscal year ended October 31, 2007.
5   With respect to MDT Fund and MDT Fund Pro Forma Combined, this includes a shareholder services/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services and includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  This includes amounts the Fund might incur indirectly if it were to invest in other investment companies.  For the fiscal year ending July 31, 2008, these "Acquired Fund Fees and
  Expenses" are expected to be less than 0.01%.  With respect to MDT Fund, pursuant to its contractual commitment, the Adviser expects to reimburse 1.07% of certain operating expenses of the Fund.  Additionally, although not contractually obligated to do so, the Adviser expects to voluntarily reimburse certain operating expenses of the Fund.  This voluntary reimbursement can be terminated at any time.  For both MDT Fund and MDT Fund Pro Forma Combined, the administrator expects to voluntarily waive a portion of its fee.  This voluntary waiver can be terminated any time. Total other expenses paid by MDT Fund's Class C Shares and
  MDT Fund Pro Forma Combined's Class C Shares (after the anticipated voluntary waiver and reimbursement) are expected to be 1.75%
  and 1.65%, respectively, for the fiscal year ending July 31, 2008.
6   The Technology Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The Fund's estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund's investment in the acquired funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) for the fiscal year ended October 31, 2007.  Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.
7   The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (including distribution (12b-1) fees) paid by MDT Fund Class C Shares and MDT Fund Pro Forma Combined Class C Shares
  (after the voluntary waivers and reimbursements) will not exceed 2.50% for the fiscal year ending July 31, 2008.  Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers or reimbursements until after
  September 30, 2008.

  EXAMPLE

  This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

  The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of Technology Fund are before voluntary waivers, reimbursements and reductions as shown in the Table and remain the same. For MDT Fund and MDT Fund Pro Forma Combined, the one-year dollar amount and the dollar amounts for the first year of the 3, 5 and 10 Years columns reflect the contractually imposed expense limitation of 2.80% for Class C Shares. The second year of the 3, 5, and 10 Years columns reflects the contractually imposed expense limitation of 2.80% for four months and the "Total Annual Fund Operating Expenses" of Class C Shares without any waivers, reimbursements or reductions for the remainder of the year. The third and later years within the 5 and 10 Years columns reflect the "Total Annual Fund Operating Expenses" of the Class C Shares without any waivers, reimbursements or reductions. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
|                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS|
--------------------------------------------------------------------------------
|TECHNOLOGY FUND, CLASS C SHARES:                                              |
--------------------------------------------------------------------------------
|  EXPENSES ASSUMING REDEMPTION                  $431  $1,010  $1,712   $3,576 |
--------------------------------------------------------------------------------
|  EXPENSES ASSUMING NO REDEMPTION               $331  $1,010  $1,712   $3,576 |
--------------------------------------------------------------------------------
|  MDT FUND, CLASS C SHARES:                                                   |
--------------------------------------------------------------------------------
|  EXPENSES ASSUMING REDEMPTION                  $383  $1,286  $2,370   $5,052 |
--------------------------------------------------------------------------------
|  EXPENSES ASSUMING NO REDEMPTION               $283  $1,286  $2,370   $5,052 |
--------------------------------------------------------------------------------
|  MDT FUND PRO FORMA COMBINED, CLASS C SHARES:                                |
--------------------------------------------------------------------------------
|  EXPENSES ASSUMING REDEMPTION                  $383  $1,286  $2,370   $5,052 |
--------------------------------------------------------------------------------
|  EXPENSES ASSUMING NO REDEMPTION               $283  $1,286  $2,370   $5,052 |
--------------------------------------------------------------------------------

COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION


TECHNOLOGY FUND


RISK/RETURN BAR CHART AND TABLE
The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The "y" axis reflects the "% Total Return" beginning with "-60%" and increasing in increments of 10% up to 60%.



The "x" axis represents calculation periods from the earliest first full calendar year end of the Technology Fund's Start of Performance through the calendar year ended 2006. The light gray shaded chart features seven distinct vertical bars, each shaded in black, and each visually representing by height
the total return percentages for the calendar year.   The calculated total
return percentage for the Technology Fund is stated at the top of each respective bar for the calendar years ended 2000 through 2006. The percentages notes are (45.18)%, (46.53)%, (39.85)%, 56.23%, 5.84%, 0.37%, and 4.24%,
respectively.



The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's Class A Shares total return for the nine-month period from January 1, 2007 to September 30, 2007 was 20.35%.

Within the period shown in the bar chart, the Fund's Class A Shares highest quarterly return was 25.71% (quarter ended June 30, 2003). Its lowest quarterly return was (39.32)% (quarter ended December 31, 2000).

AVERAGE ANNUAL TOTAL RETURN TABLE
The Average Annual Total Returns for the Fund's Class A Shares, Class B Shares and Class C Shares are reduced to reflect applicable sales charges. Return Before Taxes is shown for all classes. In addition, Return After Taxes is shown for the Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the NASDAQ Composite Index (NCI), a broad-based market index, the Merrill Lynch 100 Technology Index (MLT 100), an index measuring the performance of a cross section of large, actively traded technology stocks and ADRs, and the Lipper Science & Technology Funds Average (LSTFA), an average of funds with similar objectives. The LSTFA returns do not reflect taxes and sales charges but do reflect other expenses and fees that the SEC requires to be reflected in a fund's performance. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the fund's performance. Indexes are unmanaged and it is not possible to invest directly in an index or an average.

 (For the periods ended December 31, 2006)


                                                                 1 YEAR  5 YEAR  START OF PERFORMANCE1
CLASS A SHARES:
Return Before Taxes                                              (1.57)% (0.49)% (8.24)%
Return After Taxes on Distributions2                             (1.57)% (0.49)% (8.25)%
Return After Taxes on Distributions and Sale of Fund Shares2
                                                                 (1.02)% (0.41)% (6.68)%
CLASS B SHARES:
Return Before Taxes                                              (2.02)% (0.51)% (8.21)%
CLASS C SHARES:
Return Before Taxes3                                             1.50%   (0.30)% (8.34)%
NCI4                                                             10.39%  4.98%   (1.64)%
MLT 1004                                                         11.24%  4.70%   (1.90)%
LSTFA5                                                           7.28%   1.17%   (7.98)%

   1 The Fund's Class A, Class B and Class C Shares start of performance date was September 21, 1999.
   2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical FEDERAL income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do NOT reflect the effect of any applicable STATE and LOCAL taxes. After-tax returns for Class B Shares and Class C Shares will differ from those shown above for Class A Shares. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
   3 The returns shown for Class C Shares include the effect of a 1.00% front-end sales charge on Class C Shares purchased on or before January 31, 2007. Effective February 1, 2007, this front-end sales charge was eliminated.
   4 The NCI is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The MLT 100 is an unmanaged, equal dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs, The index was developed with a base value of 200 as of January 30, 1998.
   5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated. These figures do not reflect sales charges.

MDT FUND


RISK/RETURN BAR CHART AND TABLE
MDT Fund is the successor to MDT Small Cap Growth Fund pursuant to a reorganization that was completed on the close of business on December 8, 2006. Prior to that date, MDT Fund had no investment operations. Accordingly, the performance information and financial information provided in this prospectus for periods prior to December 11, 2006, is historical information for MDT Small Cap Growth Fund. MDT Small Cap Growth Fund was managed by MDT Advisers and had similar investment objectives and strategies as the Fund. The Fund's Class B Shares will commence operations on or about March 17, 2008. For the period prior to the commencement of operations the performance shown in the Average Annual Total Return Table is for the Fund's Institutional Shares, adjusted to reflect the expenses of the Class B Shares.

 The performance information shown below will help you analyze MDT Fund's investment risks in light of its historical returns. The bar chart shows the variability of MDT Fund's Class A Shares total return on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. MDT Fund's performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.
The "y" axis reflects the "% Total Return" beginning with "0%" and increasing in increments of 2% up to 10%.



The "x" axis represents calculation periods from the earliest first full calendar year end of the MDT Fund's Start of Performance through the calendar year ended 2006. The light gray shaded chart features one distinct vertical bar, shaded in black, and each visually representing by height the total return
percentage for the calendar year.   The calculated total return percentage for
the MDT Fund is stated at the top of the respective bar for the calendar year ended 2006. The percentage notes is 9.45%.


The total return shown in the bar chart does not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the return shown would have been lower.
MDT Fund's Class A Shares total return for the six-month period from January 1, 2007 to June 30, 2007 was 17.09%.
Within the period shown in the bar chart, MDT Fund's Class A Shares highest quarterly return was 15.91% (quarter ended March 31, 2006). Its lowest quarterly return was (7.62)% (quarter ended September 30, 2006).

AVERAGE ANNUAL TOTAL RETURN TABLE
The Average Annual Total Returns for the Fund's Class A Shares are reduced to reflect all applicable sales charges. Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for MDT Fund's Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. The table also shows returns for the Russell 2000{reg-trade-mark} Growth Index and the Lipper Small-Cap Growth Funds Index. Returns of the Russell 2000{reg-trade-mark} Growth Index do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Russell 2000{reg-trade-mark} Growth Index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.


(For the Periods Ended December 31, 2006)

                                                                 1 YEAR  START OF
                                                                         PERFORMANCE1
CLASS A SHARES:
Return Before Taxes                                              3.46%   5.57%
Return After Taxes on Distributions2                             3.46%   5.57%
Return After Taxes on Distributions and Sale of Fund Shares2     2.25%   4.74%
CLASS B SHARES
Return Before Taxes                                              3.24%   5.96%
CLASS C SHARES:3
Return Before Taxes                                              7.70%   9.51%
RUSSELL 2000{reg-trade-mark} GROWTH INDEX4                       13.35%  12.30%
LIPPER SMALL-CAP GROWTH FUNDS INDEX5                             10.65%  9.95%


1 The start of performance date for the Fund's Class A Shares and Class C Shares was September 15, 2005. Class B Shares will commence operations on or about March 17, 2008. The returns shown are those of the Fund's Institutional Shares adjusted to reflect the contingent deferred sales charge (CDSC) and expense applicable to the Class B Shares.
2 After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical FEDERAL income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do NOT reflect the effect of any applicable STATE and LOCAL taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.
3 Historical returns do not include the effect of a 1.00% front-end sales charge on Class C Shares purchased prior to February 1, 2007. Effective February 1, 2007, this sales charge was eliminated.
4 The Russell 2000{reg-trade-mark} Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
5 The Lipper Small-Cap Growth Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


      Attached as Exhibit B to this Prospectus/Proxy Statement is the Management's Discussion of Fund Performance and a line graph for the most recent fiscal year for Technology Fund and MDT Fund.





FINANCIAL HIGHLIGHTS

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS
 The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

 This information for the two fiscal years ended October 31, 2007 and 2006 has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report. The information for prior years was audited by another independent registered public accounting firm, which issued an unqualified opinion.

FINANCIAL HIGHLIGHTS-CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED OCTOBER 31                                               2007          2006 1        2005          2004          2003
NET ASSET VALUE, BEGINNING OF PERIOD                               $5.53         $5.20         $5.06         $4.96         $3.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       (0.09 )2      (0.08 )2      (0.07 )       (0.09 )2      (0.06 )2
Net realized and unrealized gain on investments, futures            1.57          0.41          0.21          0.19          1.69
contracts and foreign currency transactions
  TOTAL FROM INVESTMENT OPERATIONS                                  1.48          0.33          0.14          0.10          1.63
NET ASSET VALUE, END OF PERIOD                                     $7.01         $5.53         $5.20         $5.06         $4.96
TOTAL RETURN3                                                      26.76 %        6.35 %        2.77 %        2.02 %4      48.95 %

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                                        2.06 %5       2.02 %5       2.00 %5       2.01 %5       2.01 %5
Net investment income (loss)                                       (1.49 )%      (1.49 )%      (1.24 )%      (1.72 )%      (1.66 )%
Expense waiver/reimbursement6                                       0.46 %        0.37 %        0.16 %        0.19 %        0.35 %
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                          $23,153       $21,809       $27,412       $33,111       $43,274
Portfolio turnover                                                    92 %          87 %          71 %          78 %          96 %


1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2 Per share numbers have been calculated using the average shares method.
3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4 During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on the total return.
5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.06%, 2.01%, 1.99%, 2.00% and 2.01% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.
6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated October 31, 2007, which can be obtained free of charge.

FINANCIAL HIGHLIGHTS-CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

YEAR ENDED OCTOBER 31                                               2007          2006 1        2005          2004          2003
NET ASSET VALUE, BEGINNING OF PERIOD                               $5.25         $4.97         $4.87         $4.81         $3.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                       (0.13 )2      (0.12 )2      (0.12 )       (0.12 )2      (0.09 )2
Net realized and unrealized gain on investments, futures            1.48          0.40          0.22          0.18          1.65
contracts and foreign currency transactions
  TOTAL FROM INVESTMENT OPERATIONS                                  1.35          0.28          0.10          0.06          1.56
NET ASSET VALUE, END OF PERIOD                                     $6.60         $5.25         $4.97         $4.87         $4.81
TOTAL RETURN3                                                      25.71 %        5.63 %        2.05 %        1.25 %4      48.00 %

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                                        2.81 %5       2.77 %5       2.75 %5       2.76 %5       2.76 %5
Net investment income (loss)                                       (2.24 )%      (2.24 )%      (1.98 )%      (2.47 )%      (2.41 )%
Expense waiver/reimbursement6                                       0.46 %        0.37 %        0.16 %        0.19 %        0.35 %
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                          $35,726       $38,621       $51,836       $68,981       $84,252
Portfolio turnover                                                    92 %          87 %          71 %          78 %          96 %


1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2 Per share numbers have been calculated using the average shares method.
3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on the total return.
5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.81%, 2.76%, 2.74%, 2.75% and 2.76% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.
6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated October 31, 2007, which can be obtained free of charge.

FINANCIAL HIGHLIGHTS-CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

YEAR ENDED OCTOBER 31                                      2007         20061          2005              2004              2003
NET ASSET VALUE, BEGINNING OF PERIOD                      $5.25         $4.97         $4.87             $4.81             $3.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                              (0.13 )2      (0.11 )2      (0.12 )           (0.12 )2          (0.09 )2
Net realized and unrealized gain on investments,           1.48          0.39          0.22              0.18              1.65
futures contracts and foreign currency transactions
  TOTAL FROM INVESTMENT OPERATIONS                         1.35          0.28          0.10              0.06              1.56
NET ASSET VALUE, END OF PERIOD                            $6.60         $5.25         $4.97             $4.87             $4.81
TOTAL RETURN3                                             25.71 %        5.63 %        2.05 %            1.25 %4          48.00 %

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                               2.77 %5       2.75 %5       2.75 %5           2.76 %5           2.76 %5
Net investment income (loss)                              (2.21 )%      (2.22 )%      (1.97 )%          (2.47 )%          (2.41 )%
Expense waiver/reimbursement6                              0.46 %        0.37 %        0.16 %            0.19 %            0.35 %
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                  $7,521        $7,291        $9,265           $12,551           $16,096
Portfolio turnover                                           92 %          87 %          71 %              78 %              96 %


1 Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.
2 Per share numbers have been calculated using the average shares method.
3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.21% on the total return.
5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.77%, 2.74%, 2.74%, 2.75% and 2.76% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004 and 2003, respectively.
6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated October 31, 2007, which can be obtained free of charge.

MDT FUND

FINANCIAL HIGHLIGHTS
 The Financial Highlights will help you understand the Fund's Class A Shares and Class C Shares financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. The Fund's fiscal year end is July 31. The effective date of the Fund's Class B Shares is December 17, 2007. As the Class B shares first fiscal year end is July 31, 2008, the audited financial information for the Class B shares is not yet available.
  Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

 This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

 MDT Small Cap Growth Fund (Predecessor Fund) was reorganized into Federated MDT Small Cap Growth Fund (Fund), a portfolio of Federated MDT Series, as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The information presented incorporates all operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.

FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    YEAR ENDED 1          PERIOD 2
                                                     7/31/2007             ENDED
                                                                       7/31/2006
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.59            $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (0.14 )3          (0.17 )3
Net realized and unrealized gain on investments           2.50              0.76
  TOTAL FROM INVESTMENT OPERATIONS                        2.36              0.59
NET ASSET VALUE, END OF PERIOD                          $12.95            $10.59
TOTAL RETURN4                                            22.29 %            5.90 %

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                              1.75 %            2.02 %5
Net investment income (loss)                             (1.16 )%          (1.50 )%5
Expense waiver/reimbursement6                            25.97 %           22.65 %5
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                   $532              $157
Portfolio turnover                                         157 %             157 %


1 MDT Small Cap Growth Fund (the "Predecessor Fund") was reorganized into
  Federated MDT Small Cap Growth Fund (the "Fund") as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The perfor-mance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.
3 Per share numbers have been calculated using the average shares method.
4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5 Computed on an annualized basis.
6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated July 31, 2007, which can be obtained free of charge.

FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    YEAR ENDED 1          PERIOD 2
                                                     7/31/2007             ENDED
                                                                       7/31/2006
NET ASSET VALUE, BEGINNING OF PERIOD                    $10.52            $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (0.23 )3          (0.26 )3
Net realized and unrealized gain on investments           2.48              0.78
  TOTAL FROM INVESTMENT OPERATIONS                        2.25              0.52
NET ASSET VALUE, END OF PERIOD                          $12.77            $10.52
TOTAL RETURN4                                            21.39 %            5.20 %

RATIOS TO AVERAGE NET ASSETS:
Net expenses                                              2.50 %            2.77 %5
Net investment income (loss)                             (1.92 )%          (2.25 )%5
Expense waiver/reimbursement6                            27.07 %           25.65 %5
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                   $702              $348
Portfolio turnover                                         157 %             157 %


1 The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2 Reflects operations for the period from September 15, 2005 (date of initial public investment) to
July 31, 2006.
3 Per share numbers have been calculated using the average shares method.
4 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5 Computed on an annualized basis.
6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated July 31, 2007, which can be obtained free of charge.

INVESTMENT ADVISER

      The investment adviser for MDT Fund is MDT Adviser. The Board of MDT Fund selects and oversees MDT Adviser. MDT Adviser manages MDT Fund's assets, including buying and selling portfolio securities. MDT Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The address of MDT Adviser is 125 Cambridge Park Drive, Cambridge, MA 02140.

      The investment adviser for Technology Fund is Technology Adviser. The Board of Technology Fund selects and oversees Technology Adviser. Technology Adviser manages Technology Fund's assets, including buying and selling portfolio securities. Technology Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The address of Technology Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

      Each Adviser is a subsidiary of Federated Investors, Inc. ("Federated"). The Advisers and other subsidiaries of Federated advise approximately 148 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $237 billion in assets as of December 31, 2006. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,243 employees. Federated provides investment products to more than 5,500 investment professionals and institutions.


PORTFOLIO MANAGER INFORMATION


TECHNOLOGY FUND

      The following individuals serve as portfolio managers for Technology Fund:


MICHAEL R. TUCKER
      Michael R. Tucker has been Technology Fund's Portfolio Manager since March 2000. Mr. Tucker joined Federated in June 1993 as a Research Assistant. He became a Vice President of Technology Adviser in January 2005 and served as Assistant Vice President to Technology Adviser from March 2000 through 2004. Mr. Tucker has been a Portfolio Manager since March 2000. He served as an Analyst from December 1995 to May 1999 and became a Senior Investment Analyst in June 1999. Mr. Tucker earned his Master of Science in Industrial Administration with an emphasis on Finance and Strategy from Carnegie Mellon University.


DANA L. MEISSNER
      Dana L. Meissner has been Technology Fund's Portfolio Manager since January 2003. Mr. Meissner joined Federated in May 2000 as an Investment Analyst of Technology Adviser. Mr. Meissner was an engineering consultant with AEA Technology Engineering Software from December 1994 through August 1998. Mr. Meissner is a Chartered Financial Analyst and received an M.S. in Industrial Administration, with concentrations in Finance and Accounting, from Carnegie Mellon University in May 2000. He also holds an M.S. and B.S. in Mechanical Engineering from the University of Toledo.



      The  Fund's  SAI  provides  additional  information  about  the  Portfolio
Managers'  compensation,  management   of   other  accounts,  and  ownership  of
securities in the Fund.


MDT FUND:

      The following individuals serve as portfolio managers for MDT Fund:

      MDT Fund is managed by the Federated MDTA LLC Investment Team (the "Investment Team"), headed by Dr. David M. Goldsmith, who is primarily responsible for the day-to-day management of the Fund.

      MDT Fund is the successor to MDT Small Cap Growth Fund pursuant to a reorganization that was completed on December 8, 2006. Prior to that date the Fund had no investment operations. Dr. Goldsmith has been the portfolio manager of the Fund since December 11, 2006, and prior thereto was the portfolio manager of MDT Small Cap Growth Fund since its inception in September 2005.

      Dr. David M. Goldsmith, Ph.D., Chief Investment Officer, joined MDT Advisers (the predecessor to the MDT Adviser) in 1990. He was responsible for the initial development and launch of the Optimum Q Process which drives the Federated MDT equity strategies. Dr. Goldsmith currently leads the Investment Team which is responsible for the ongoing development and implementation of the Optimum Q Process. He received an A.B., Summa Cum Laude, in Economics from Princeton University, where he won the Wolf Balleison Memorial Prize for the outstanding senior thesis in economics. Dr. Goldsmith also received a Ph.D. in Economics with a concentration in Finance from Harvard University.

      The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts, and ownership of securities in the Fund.


ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES





INVESTMENT ADVISORY FEES

       The annual investment advisory fee for Technology Fund is 0.75% of Technology Fund's average daily net assets. Technology Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of Technology Fund. This voluntary waiver or reimbursement may be terminated by Technology Adviser at any time in its sole discretion.

       The annual investment advisory fee for MDT Fund is 1.15% of MDT Fund's average daily net assets. Under the investment advisory contract, which is subject to annual renewal by the Board of Trustees of Federated MDT Series, MDT Adviser will waive the amount, limited to the amount of the advisory fee, by which MDT Fund's aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering or qualifying MDT Fund and its shares under federal and state laws and regulations, expenses of withholding taxes, and extraordinary expenses exceed 2.05% for Class A Shares and 2.80% for Class C Shares of its average daily net assets. MDT Adviser has agreed to keep these contractual limitations in place through December 8, 2008. The advisory fee for MDT Fund's Class B Shares is not subject to a contractual expense cap, but to the extent the advisory fee is reduced due to the expense caps for the other classes, the reduction would also apply to Class B Shares. In addition, MDT Adviser may voluntarily choose to waive a portion of its advisory fee or reimburse other expenses of MDT Fund. This voluntary waiver or reimbursement may be terminated by MDT Adviser at any time in its sole discretion.

      A discussion of the review of Technology Fund's investment advisory contract by the Board of Trustees of the Trust is available in Technology Fund's Annual Report dated October 31, 2007. A discussion of the review of MDT Fund's investment advisory contract by the Board of Trustees of MDT Trust is available in MDT Fund's Annual Report dated July 31, 2007.


ADMINISTRATIVE FEES

      Federated Administrative Services ("FAS"), an affiliate of the Technology Adviser and MDT Adviser, serves as administrator to each of Technology Fund and MDT Fund and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the Advisers or their affiliates. The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion. FAS' minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares. FAS may choose voluntarily to waive a portion of its fee. The net administrative fee expense charged by FAS for Technology Fund's fiscal year ended October 31, 2007 was $185,638, or 0.29% of average daily net assets.

      The administrative fee for the period from July 15, 2006 through July 31, 2006 was pro-rated for MDT Fund. During the period from July 15, 2006 through July 31, 2006, FAS contractually agreed to waive the portion of its fee which it would otherwise be entitled to receive from MDT Fund. The net administrative fee expense charged by FAS for MDT Fund for its fiscal year ended July 31, 2007 was $123,643 or 2.39% of average daily net assets.

      The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.


SERVICE FEES

      Technology Fund and MDT Fund may pay a Service Fee of up to 0.25% of average net assets to financial intermediaries, or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on the same account.


RULE 12B-1 FEES

      Federated Securities Corp. ("FSC"), an affiliate of the Advisers, is the principal distributor (the "Distributor") for shares of the Funds. Both Funds have adopted a Rule 12b-1 Distribution Plan (the "Distribution Plan") which allows them to pay marketing fees of up to 0.25% of average net assets of the Fund's Class A Shares and 0.75% of average net assets of the Fund's Class B Shares and Class C Shares to the Distributor for the sale, distribution, administration and customer servicing of the Fund's Class A, Class B and Class C Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because the Fund pays marketing fees in respect of these share classes on an ongoing basis, your investment cost in these shares may be higher over time than would be an investment in other shares with different sales charges and marketing fees.


ACCOUNT ADMINISTRATION FEES

      The Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.


RECORDKEEPING FEES

      The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.


NETWORKING FEES

      The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

      The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to the Funds' shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Funds to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Advisers). These payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectuses and described above because they are not paid by the Funds.

      These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Funds to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Funds and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.


PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

      The transfer agent and dividend-disbursing agent for both Funds is State Street Bank and Trust Company. Procedures for the purchase, exchange, and redemption of MDT Fund's Shares are substantially the same as the procedures applicable to the purchase, exchange, and redemption of Technology Fund's Shares. Reference is made to the Prospectuses of MDT Fund and the Prospectus of Technology Fund, each of which is incorporated by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to MDT Fund's Shares and Technology Fund's Shares, respectively. Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to MDT Fund's and Technology Fund's Shares.


PURCHASES

      Shares of Technology Fund and MDT Fund may be purchased any day the New York Stock Exchange (NYSE) is open. When the Funds receive your transaction request in proper form (as described in the Prospectus), it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). When the Funds hold securities that trade in foreign markets on days the NYSE is closed, the value of the Funds' assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open.

      Purchases of both Funds may be made through an intermediary, directly from
the Fund or  through  an  exchange  from  another  Federated  fund.    Each Fund
reserves the right to reject any request to purchase or exchange shares.

      Purchasers of both Funds' Class A Shares incur a front-end sales charge of up to 5.50% of the public offering price on purchase amounts less than $1 million. The sales charges are subject to the breakpoint discounts and rights of accumulation, which are identical for each Fund and are described in each Fund's prospectus for its Class A Shares. For purchases of $1 million or more, a contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

      There is no front-end sales charge upon purchase of Class B or Class C Shares. However, upon redemption, holders of both MDT Fund's and Technology Fund's Class B Shares may incur a contingent deferred sales charge, or CDSC.
The CDSC for Class C Shares is 1% on Class C Shares redeemed within 12 months of the purchase date. The CDSC on Class B Shares varies according to the length of time the Class B Shares are held as follows:

-----------------------------------------------------
|SHARES HELD UP TO:|CONTINGENT DEFERRED SALES CHARGE|
-----------------------------------------------------
|1 Year            |5.50%                           |
-----------------------------------------------------
|2 Years           |4.75%                           |
-----------------------------------------------------
|3 Years           |4.00%                           |
-----------------------------------------------------
|4 Years           |3.00%                           |
-----------------------------------------------------
|5 Years           |2.00%                           |
-----------------------------------------------------
|6 Years           |1.00%                           |
-----------------------------------------------------
|7 Years or More   |0.00%                           |
-----------------------------------------------------


The CDSC is calculated using the Share price at the time of purchase or redemption, whichever is lower. The CDSC on each Fund's Class B and Class C Shares may be reduced or eliminated in the circumstances, which are identical for each Fund, described in the Prospectuses for the Funds' Class B and Class C Shares.

      The following chart shows the minimum initial and subsequent investment minimum amounts for each Fund:

FUND                              INITIAL           SUBSEQUENT           SYSTEMATIC INVESTMENT PROGRAM INITIAL/SUBSEQUENT
                                  INVESTMENT        INVESTMENT MINIMUM   INVESTMENT MINIMUM
                                  MINIMUM
TECHNOLOGY FUND/ MDT FUND - CLASS $1,500            $100                 $50/$50
A SHARES
TECHNOLOGY FUND/ MDT FUND - CLASS $1,500            $100                 $50/$50
B SHARES
TECHNOLOGY FUND/ MDT FUND - CLASS $1,500            $100                 $50/$50
C SHARES

      For Trustees and Officers of the Federated MDT Funds or of the former MDT Funds, shareholders of any MDT Fund as of August 26, 2006, employees of MDT Adviser, and former members of the Memorial Drive Trust, the required minimum initial investment of MDT Fund shares is $1,000.


      Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

      In addition to purchases by wire and by check, both Funds offer the following purchase options: (i) Through an Exchange: Shareholders may purchase through an exchange from the same class of another Federated fund. You must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations; (ii) By Automated Clearing House
(ACH): Once you have opened your account, you may purchase additional shares through a depository institution that is an ACH member; (iii) Systematic Investment Program: all classes can purchase shares by using the Systematic Investment Program (SIP).


REDEMPTIONS AND EXCHANGES

      Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.

      Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.

      Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling, the Funds at 1-800-341-7400.


DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICY


DIVIDENDS AND DISTRIBUTIONS

      Both Funds declare and pay any dividends annually to shareholders. In addition, both Funds pay any capital gains at least annually. Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.


TAX INFORMATION

      It is anticipated that both Funds' distributions will be primarily capital gains. The Funds' distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets. Redemptions and exchanges are taxable sales.


FREQUENT TRADING

      Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring them to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable distributions by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.

      Each Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES

      Each Fund's SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.



                      INFORMATION ABOUT THE REORGANIZATION





DESCRIPTION OF THE PLAN OF REORGANIZATION

      The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after March 14, 2008. On the Closing Date, all of the assets of Technology Fund will be transferred to MDT Fund. In exchange for the transfer of these assets, MDT Fund will simultaneously issue to Technology Fund a number of full and fractional Class A Shares, Class B Shares and Class C Shares of MDT Fund equal in value to the aggregate NAV of the Class A, Class B Shares and Class C Shares, respectively, of Technology Fund calculated as of 4:00 p.m. on the Closing Date.

      The value of Technology Fund's assets to be acquired by MDT Fund shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in MDT Fund's Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as Technology Fund and MDT Fund shall mutually agree. There are no material differences between the valuation procedures of Technology Fund and MDT Fund. The Funds generally value equity securities according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. The Funds generally value total return swaps based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. The Funds value investments in other registered open-end investment companies at NAV. If prices are not available from an independent pricing service, securities and derivative contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

      Technology Fund will discharge all of its liabilities and obligations prior to consummation of the Reorganization. Following the transfer of its assets in exchange for Class A Shares, Class B Shares and Class C Shares of MDT Fund, Technology Fund will distribute the Class A Shares, Class B Shares and Class C Shares of MDT Fund pro rata to shareholders of record of Class A Shares, Class B Shares and Class C Shares of Technology Fund, respectively, in complete liquidation of Technology Fund. Shareholders of Technology Fund owning shares on the Closing Date of the Reorganization will receive that number of Class A Shares, Class B Shares and Class C Shares, respectively, of MDT Fund which have the same aggregate value as the shareholder held in Technology Fund immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of Technology Fund's shareholders on the share records of MDT Fund's transfer agent. MDT Fund does not issue share certificates to shareholders.

      Following the consummation of the Reorganization, Technology Fund will then be terminated; the Trust will amend its Declaration of Trust to remove Technology Fund as a series of the Trust.

      The transfer of shareholder accounts from Technology Fund to MDT Fund will occur automatically. It is not necessary for Technology Fund shareholders to take any action to effect the transfer. PLEASE DO NOT ATTEMPT TO MAKE THE TRANSFER YOURSELF. IF YOU DO SO, YOU MAY DISRUPT THE MANAGEMENT OF THE FUNDS' PORTFOLIOS, AND YOU MAY INCUR SALES CHARGES THAT YOU WOULD NOT INCUR IN THE REORGANIZATION.

      The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Reorganization by Technology Fund's shareholders; and (ii) the receipt by the Trust and MDT Trust of an opinion to the effect that the Reorganization will be tax-free to Technology Fund, its shareholders and MDT Fund. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board or the Trustees determines that the Reorganization is not in the best interest of the shareholders of Technology Fund or MDT Fund, respectively.

      The expenses of the Reorganization will be paid by MDT Adviser or its affiliates. Reorganization expenses include, without limitation: expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred by Technology Fund and MDT Fund; proxy solicitation costs; and other related administrative or operational costs. Any brokerage charges associated with the purchase or disposition of portfolio securities by Technology Fund prior to the Reorganization will be borne by Technology Fund.

      The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.





DESCRIPTION OF MDT FUND'S SHARE CLASSES AND CAPITALIZATION

      Class A Shares, Class B Shares and Class C Shares of MDT Fund to be issued to shareholders of Technology Fund's Class A Shares, Class B Shares and Class C Shares, respectively, under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectuses of MDT Fund provided herewith for additional information about Class A Shares, Class B Shares and Class C Shares of MDT Fund.

            The following tables sets forth the unaudited capitalization of MDT Fund's and Technology Fund's Class A Shares, Class B Shares and Class C Shares as of November 12, 2007 and on a pro forma combined basis after giving effect to the Reorganization as of that date:

                                                                                                             Net Asset Value Per
Fund                                                                       Total Net          Shares                Share
                                                                            Assets*         Outstanding
Federated Technology Fund - Class A Shares
                                                                             $20,481,054         3,305,290                    $6.20
Adjustments                                                                            -       (1,702,704)
Federated MDT Small Cap Growth Fund - Class A Shares
                                                                              $1,623,213           126,981                   $12.78
Federated MDT Small Cap Growth Fund, Pro Forma Combined - Class A
Shares
                                                                             $22,104,267         1,729,567                   $12.78

Federated Technology Fund - Class B Shares
                                                                             $31,154,934         5,345,311                    $5.83
Adjustments                                                                            -       (2,922,688)

Federated MDT Small Cap Growth Fund - Class B Shares
                                                                                      $0                 0                   $12.86
Federated MDT Small Cap Growth Fund, Pro Forma Combined - Class B
Shares
                                                                             $31,154,934         2,422,623                   $12.86

Federated Technology Fund - Class C Shares
                                                                              $6,521,704         1,117,944                    $5.83
Adjustments                                                                            -         (599,526)
Federated MDT Small Cap Growth Fund - Class C Shares
                                                                              $1,265,864           100,663                   $12.58
Federated MDT Small Cap Growth Fund, Pro Forma Combined - Class C
Shares
                                                                              $7,787,568           619,081                   $12.58

* Does not reflect additional $26,120,241 of net assets of Federated MDT Small Cap Growth Fund represented by the Institutional Share class.




FEDERAL TAX CONSEQUENCES

      As a condition to the Reorganization, MDT Fund and Technology Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

   {circle}the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and Technology Fund and MDT Fund each will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

   {circle}no gain or loss will be recognized by MDT Fund upon its receipt of Technology Fund's assets in exchange for Class A Shares, Class B Shares and Class C Shares of MDT Fund;

   {circle}no gain or loss will be recognized by Technology Fund upon transfer of its assets to MDT Fund in exchange for MDT Fund Class A Shares, Class B Shares and Class C Shares or upon the distribution of MDT Fund's shares to Technology Fund's shareholders in exchange for their Class A Shares, Class B Shares and Class C Shares, respectively;

   {circle}no gain or loss will be recognized by shareholders of Technology Fund upon exchange of their Class A Shares, Class B Shares and Class C Shares for Class A Shares Class B Shares and Class C Shares, respectively, of MDT Fund;

   {circle}the aggregate tax  basis  of  the  Class A Shares, Class B Shares and
      Class C Shares of MDT Fund received by each shareholder of Technology Fund pursuant to the Plan will be the same as the aggregate tax basis of the shares of Technology Fund held by such shareholder immediately prior to the Reorganization;

   {circle}the  holding  period of MDT Fund's Class A Shares, Class B Shares and
      Class C Shares received by each shareholder of Technology Fund pursuant to the Plan will include the period during which Technology Fund Class A Shares, Class B Shares and Class C Shares, respectively, exchanged therefor were held by such shareholder, provided the shares of Technology Fund were held as capital assets on the date of the Reorganization;

   {circle}the tax basis of the assets of Technology Fund acquired by MDT Fund will be the same as the tax basis of such assets to Technology Fund immediately prior to the Reorganization; and

   {circle}the holding period of Technology  Fund's  assets  in the hands of MDT
      Fund will include the period during which those assets were held by Technology Fund.

      Based on projections as of December 31, 2007, Technology Fund will have approximately $498 million of capital loss carryforwards available to be transferred to MDT Fund in the Reorganization. It is anticipated that any capital loss carryforwards of Technology Fund which were generated prior to the Reorganization and which are unutilized at the time of the Reorganization will remain available to MDT Fund following the Reorganization, subject to any applicable limitations under the Code, (including the annual expiration of the various carryforward periods through 2010).

      The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on MDT Fund, Technology Fund or Technology Fund's shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of Technology Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

      Because Technology Fund has a capital loss carry-forward greatly in excess of its unrealized capital gains, there will be no capital gains distribution by Technology Fund before the Closing Date, even if capital gains are realized in dispositions of portfolio securities in connection with the Reorganization. Technology Fund will distribute to shareholders any previously undistributed ordinary income accumulated prior to the Reorganization.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

      Both the Trust and MDT Trust (each the "Trust" and collectively the "Trusts") are open-end, management investment companies. The Trusts were established under the laws of the Commonwealth of Massachusetts. The rights of shareholders of Technology Fund and MDT Fund are defined by the respective Funds' Declaration of Trust and Bylaws and by the Laws of the Commonwealth of Massachusetts. The rights of the stockholders of the two Funds relating to voting, distributions and redemptions are substantially similar. The chart below describes some of the differences between your rights as a shareholder of Technology Fund and your rights as a shareholder of MDT Fund.

                             CATEGORY                                                   TECHNOLOGY FUND                     MDT FUND
PREEMPTIVE RIGHTS                                                   None                                                    Same
PREFERENCES                                                         None                                                    Same
APPRAISAL RIGHTS                                                    None                                                    Same
CONVERSION RIGHTS                                                   None                                                    Same
EXCHANGE RIGHTS (other than the right to exchange for shares of the None                                                    Same
same class of other Federated mutual funds as provided in the
Funds' prospectuses)
MINIMUM ACCOUNT SIZE                                                Class A Shares - $1,500                                 Same
                                                                    Class B Shares - $1,500
                                                                    Class C Shares - $1,500
ANNUAL MEETINGS                                                     Not required                                            Same
RIGHT TO CALL SHAREHOLDER MEETINGS                                  Shall be called upon the written request of the holders Same of  at least 10% of  outstanding  shares  of  the  Fund
                                                                    entitled to vote at the meeting.
NOTICE OF MEETINGS                                                  Mailed to each shareholder entitled to vote at least 15 Same days before the meeting.

     CATEGORY                              TECHNOLOGY FUND                                              MDT FUND
RECORD DATE FOR    The Board  of  Trustees  may  fix  a  date not more than 60 days The Board  of  Trustees  may fix a date not more
MEETINGS           before  the  meeting  date  as the record date  for  determining than  90  days before the meeting  date  as  the
                   shareholders entitled to notice  of or to vote at any Meeting of record   date   for   determining   Shareholders
                   shareholders.                                                    entitled to notice of and to vote at any meeting
                                                                                    of shareholders.
QUORUM FOR         Except when otherwise required by law, the presence in person or  Except when otherwise required by law, the
MEETINGS           by proxy of the holders of one-fourth of the shares entitled to  presence in person or by proxy of the holders of
                   vote constitutes a quorum at any meeting of shareholders.        one-third of the shares entitled to vote
                                                                                    constitutes a quorum at any meeting of
                                                                                    shareholders.
VOTE REQUIRED FOR  A plurality of votes cast at the meeting.  Cumulative  voting is A  plurality  of  votes  cast  at  the  meeting.
ELECTION OF        not permitted.                                                   Cumulative voting is not permitted.
TRUSTEES/DIRECTORS
ADJOURNMENT OF     In the absence of a quorum, a majority of the shares present  in In the  absence  of a quorum, a plurality of the
MEETINGS           person or by proxy entitled to vote may adjourn the meeting from shares present in person or by proxy may adjourn time  to time without further notice than by announcement at the the meeting from time  to  time  without further
                   meeting until a quorum shall be present.                         notice than by announcement at the meeting until
                                                                                    a quorum shall be present.

CATEGORY                                                  TECHNOLOGY FUND                                                MDT FUND
REMOVAL OF   A Trustee may be removed from office  at  any  special meeting of shareholders by a vote of two-thirds of Same
TRUSTEES     the outstanding shares.
DIRECTORS BY
SHAREHOLDERS
PERSONAL     Provided they have acted under the belief that their actions are in the best interest of the Trust, the   Trustees  and
LIABILITY OF Trustees and officers shall not be responsible for or liable in any event for neglect or wrongdoing by    officers   of
OFFICERS AND them or any officer, agent, employee, investment adviser or principal underwriter of the Trust or of any  the     Trust
TRUSTEES     entity providing administrative services to the Trust, but nothing herein contained shall protect any     shall      be
             Trustee or officer against any liability to which he would otherwise be subject by reason of willful      liable    for
             misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of   the     their
             his office.                                                                                               willful
                                                                                                                       misfeasance,
                                                                                                                       bad    faith,
                                                                                                                       gross
                                                                                                                       negligence or
                                                                                                                       reckless
                                                                                                                       disregard  of
                                                                                                                       the    duties
                                                                                                                       involved   in
                                                                                                                       the   conduct
                                                                                                                       of the office
                                                                                                                       of Trustee or
                                                                                                                       officer,   as
                                                                                                                       the  case may
                                                                                                                       be,  and  for
                                                                                                                       nothing else.
PERSONAL       Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts Same
LIABILITY OF law for obligations of the Trust.  To protect its  shareholders, the Trust has filed legal documents with
SHAREHOLDERS Massachusetts that expressly disclaim the liability  of  its  shareholders for acts or obligations of the
             Trust.

             In the unlikely event a shareholder is held personally liable for  the  Trust's obligations, the Trust is required  by the Declaration of Trust to use its property to protect or compensate  the  shareholder.  On request, the  Trust  will defend any claim made and pay any judgment against a shareholder for any act or
             obligation of the Trust.   Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot  meet its obligations to indemnify shareholders and pay judgments against them.
NUMBER OF    Unlimited; no par value                                                                                   Same
AUTHORIZED
SHARES; PAR
VALUE

                 INFORMATION ABOUT MDT FUND AND TECHNOLOGY FUND





WHERE TO FIND ADDITIONAL INFORMATION

      Information about Technology Fund is included in its Prospectus and its SAI dated December 31, 2007, each of which is incorporated herein by reference. Information about MDT Fund is included in its Prospectus and its SAI for the
Class A Shares and Class C Shares dated September 30, 2007, and in its Prospectus and its SAI for the Class B Shares dated December 17, 2007, each of which is incorporated herein by reference. A copy of each Prospectus for MDT Fund accompanies this Prospectus/Proxy Statement. Copies of the SAIs of MDT Fund, the Prospectus and SAI of Technology Fund and the SAI dated December 17, 2007 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Prospectuses and SAIs of Technology Fund and MDT Fund are also available electronically at Federated's website at FederatedInvestors.com.

      MDT Trust, on behalf of MDT Fund, and the Trust, on behalf of Technology Fund, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements and other information filed by MDT Trust, on behalf of MDT Fund and by the Trust, on behalf of Technology Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website (www.sec.gov).


LEGAL PROCEEDINGS

      Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company ("FIMC"), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds' board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators' findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund's directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund's board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a "senior officer" who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated's announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated's website at FederatedInvestors.com.

      Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

      The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.




   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE
                      AGREEMENT AND PLAN OF REORGANIZATION.





              ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

       Proxies are being solicited by the Board of the Trust on behalf of its portfolio, Technology Fund. The proxies will be voted at the special meeting of shareholders of Technology Fund to be held at 2:00 p.m. (Eastern Time) on March 5, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by MDT Adviser or its affiliates. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of MDT Adviser or its affiliates or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, through Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      The purpose of the Special Meeting is set forth in the accompanying Notice. The Board of the Trust knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about January 25, 2008, to shareholders of record at the close of business on January 7, 2008 (the "Record Date").

      Technology Fund's Annual Report, which includes audited financial statements for its fiscal year ended October 31, 2007, was previously mailed to shareholders of Technology Fund. MDT Fund's Annual Report, which includes audited financial statements for its fiscal year ended July 31, 2007, was previously mailed to shareholders of MDT Fund.

      Technology Fund and MDT Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report. Requests for Annual Reports for Technology Fund or MDT Fund may be made by writing to the Fund's principal executive offices or by calling the toll-free telephone number, 1-800-341-7400. The principal executive office for both Funds is located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The reports are also available electronically at Federated's website at FederatedInvestors.com.


PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Class A, Class B and Class C Share of Technology Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of MDT Fund are not being solicited since their approval is not required in order to effect the Reorganization.

      Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE SUBMITTED PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

      In order to hold the Special Meeting, a "quorum" of shareholders of Technology Fund must be present. Due to the requirements of the 1940 Act discussed in the next paragraph, holders of more than 50% of the total number of Class A Shares, Class B Shares and Class C Shares of Technology Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization. Holders of one-fourth the total number of Class A, Class B and Class C Shares of Technology Fund entitled to vote, present in person or by proxy, shall be required ot constitute a quorum for the purpose of transacting any other business which may come before the meeting.

      Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act. This vote requires the lesser of (A) 67% or more of the Class A Shares, Class B Shares and Class C Shares of Technology Fund present at the meeting, voting together as a single class, if the shareholders of more than 50% of the outstanding Class A Shares, Class B Shares and Class C Shares of Technology Fund are present or represented by proxy; or (B) more than 50% of the outstanding Class A Shares, Class B Shares and Class C Shares of Technology Fund, voting together as a single class.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time (to a date not later than 120 days after the original record date) without further notice other than by announcement to be given at the meeting until a quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.


SHARE OWNERSHIP OF THE FUNDS

      Officers and Trustees of the Trust own less than 1% of Technology Fund's outstanding shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Technology Fund:

      EMJAY Corporation, Greenwood Village, CO, owned approximately 306,455 Shares (8.28%).

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class B Shares of Technology Fund:

      Pershing LLC, Jersey City NJ, owned approximately 413,422 Shares (9.00%).

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class C Shares of Technology Fund:

      UBS Financial Services,  Inc.,  Scarsdale  NY,  owned approximately 71,631
Shares (6.77%); Citigroup Global Markets, Inc., New York, NY, owned approximately 78,916 Shares (7.46%); Merrill Lynch, Pierce, Fenner & Smith, Jacksonville, FL, owned approximately 124,261 Shares (11.74%).

      Officers and Trustees of the Trust own less than 1% of each class of MDT Fund's outstanding shares.

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of MDT Fund:

      LPL Financial Services, San Diego, CA, owned approximately 9,607 Shares (5.82%); Edward Jones & Co., Maryland Heights, MO, owned approximately 15,473 Shares (9.37%).

      At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class C Shares of MDT Fund:

      Merrill   Lynch,   Pierce,   Fenner   &  Smith,  Jacksonville,  FL,  owned
approximately 48,996 Shares (49.50%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.





INTERESTS OF CERTAIN PERSONS

      Each Fund is managed by its Adviser. Both Advisers are subsidiaries of Federated Investors, Inc.. All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue. John F. Donahue and J. Christopher Donahue currently serve as trustees of both the Trust and MDT Trust.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      Technology Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Equity Funds, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of Technology Fund.

 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                                             By Order of the Board of Directors,

                                                           /s/ John W. McGonigle
                                                    John W. McGonigle, Secretary
January 25, 2008

                                                                       EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION



       THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of December 2007, by and between FEDERATED MDT SERIES, a Massachusetts business trust, with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "MDT Trust"), with respect to
Federated MDT Small Cap Growth Fund, a series of the MDT Trust ("Acquiring Fund"), and FEDERATED EQUITY FUNDS a Massachusetts business trust with its principal place of business at 5800 Corporate Drive, Pittsburgh, PA, 15237 (the "Equity Trust"), with respect to Federated Technology Fund, a series of the Equity Trust ("Acquired Fund" and, collectively with the Acquiring Fund, the "Funds").

       This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund ("Acquiring Fund Shares"); and
(ii) the distribution of Class A Shares, Class B Shares and Class C Shares of the Acquiring Fund to the holders of Class A Shares, Class B Shares and Class C Shares, respectively, of the Acquired Fund ("Acquired Fund Shares") and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

       WHEREAS, the Acquired Fund is a separate series of the Equity Trust, the Acquiring Fund is a separate series of the MDT Trust and the Equity Trust and the MDT Trust are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

       WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interest;

       WHEREAS, the Trustees of the MDT Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

       WHEREAS, the Trustees of the Equity Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE*I



                     TRANSFER OF ASSETS OF THE ACQUIRED FUND
                    IN EXCHANGE FOR ACQUIRING FUND SHARES AND
                        LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of each class of full and fractional Acquiring Fund Shares, determined by (a) multiplying the shares outstanding of each class of the Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund Shares by (y) the net asset value per share of the corresponding class of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund's Class A Shares, Class B Shares and Class C Shares will receive Class A Shares, Class B Shares and Class C Shares, respectively, of the Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

       The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with fluctuations in value of its investment portfolio, the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of the Acquiring Fund's Class A Shares, Class B Shares and Class C Shares, respectively, credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7    REPORTING RESPONSIBILITY.   Any  reporting responsibility of the Acquired
Fund is and shall remain the responsibility of the Acquired Fund.

1.8 TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                   ARTICLE*II


                                    VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at 4:00 p.m. Eastern time on the Closing Date, using the valuation procedures set forth in the MDT Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the MDT Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. The number of each class of the Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets, shall be determined by (a) multiplying the shares outstanding of each class of the Acquired Fund Shares by (b) the ratio computed by (x) dividing the net asset value per share of such class of the Acquired Fund Shares by (y) the net asset value per share of the corresponding class of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

                                   ARTICLE*III


                            CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about March 14, 2008, or such other date(s) as the parties may agree to in writing (the "Closing Date"). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Equity Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE*IV


                         REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Equity Trust, on behalf of the Acquired Fund, represents and warrants to the MDT Trust, as follows:

   a) The Equity Trust is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, the Acquired Fund is a duly organized portfolio of the Equity Trust; and the Equity Trust has the power to carry on its business as it is now being conducted and to carry out this Agreement. The Equity Trust is registered as a management investment company under the 1940 Act. The Acquired Fund is a portfolio of the Equity Trust.

   b) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   c) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Equity Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

   d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

   e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, or as otherwise disclosed in the Acquired Fund's current registration statement, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.



   f) The audited financial statements of the Acquired Fund as of October 31, 2006, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

   g) The unaudited financial statements of the Acquired Fund as of April 30, 2007, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, (subject to absence of footnotes and year-end adjustments) and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

   h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

   i) All federal and other tax returns and reports of the Acquired Fund required by law to be filed prior to the Closing Date, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

   j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

   k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the state of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

   l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.



   m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

   n) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Equity Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

   o) The Acquired Fund has qualified and elected to be treated as a "regulated investment company" under the Code (a "RIC"), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

   p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or Massachusetts law for the execution of this Agreement by the Equity Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The MDT Trust, on behalf of the Acquiring Fund represents and warrants to the Equity Trust, on behalf of the Acquired Fund, as follows:

   a) The MDT Trust is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts; the Acquiring Fund is a duly organized portfolio of the MDT Trust; and the MDT Trust has the power to carry on its business as it is now being conducted and to carry out this Agreement. The MDT Trust is registered as a management investment company under the 1940 Act.

   b) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

   c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the MDT Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

   d) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, or as otherwise disclosed in the Acquiring Funds current registration statement, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

   e) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed prior to the Closing Date have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

   f) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

   g) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

   h) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

   i) The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

   j) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

   k) The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

   l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

   m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE*V


                     COVENANTS OF THE ACQUIRING FUND AND THE
                                  ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. Except to the extent required to transition its portfolio holdings in anticipation of the Reorganization, the Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Equity Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Equity Trust's Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The MDT Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the "Registration Statement"). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8 On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

                                   ARTICLE*VI


                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                                THE ACQUIRED FUND

       The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the MDT Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

                                   ARTICLE*VII


                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                               THE ACQUIRING FUND

       The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund's name by the Equity Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

                                   ARTICLE*VII


                         FURTHER CONDITIONS PRECEDENT TO
                               OBLIGATIONS OF THE

                        ACQUIRING FUND AND ACQUIRED FUND

       If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Equity Trust's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The   parties   shall  have  received  an  opinion  of  Reed  Smith   LLP
substantially to the effect that for federal income tax purposes:

   a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares (followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

   b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares.

   c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

   d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

   e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

   f) The tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

       Such opinion shall be based on customary assumptions and such representations Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

                                   ARTICLE*IX


                                    EXPENSES

Federated MDTA LLC, or its affiliates will pay all expenses associated with Acquiring Fund's and Acquired Fund's participation in the Reorganization, provided, however, that Acquiring Fund shall bear expenses associated with registration of Acquiring Fund Shares under the 1933 Act and the qualification of Acquiring Fund Shares for sale in the various states. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing;
(d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

                                    ARTICLE*X


                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The MDT Trust, on behalf of the Acquiring Fund, and the Equity Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE*XI


                                   TERMINATION

This Agreement may be terminated by the mutual agreement of the MDT Trust and the Equity Trust. In addition, either the Equity Trust or the MDT Trust may at its option terminate this Agreement at or before the Closing Date due to:

   a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

   b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

   c) a determination by a party's Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Equity Trust, or the Acquired Fund, the MDT Trust or the Acquiring Fund, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Equity Trust or the MDT Trust, or their respective directors, trustees or officers, to the other party or its directors, trustees or officers.

                                   ARTICLE*XII


                                   AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Equity Trust and the MDT Trust as specifically authorized by their respective Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE*XIII


                     HEADINGS; COUNTERPARTS; GOVERNING LAW;
                                   ASSIGNMENT;

                             LIMITATION OF LIABILITY

The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or Equity Trust, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

The execution and delivery of this Agreement have been authorized by the Trustees of both the MDT Trust and the Equity Trust and signed by an authorized officer of the MDT Trust and Equity Trust, acting as such, and neither such authorization by any such Trustee nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or class thereof, as provided in the Agreement and Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                        FEDERATED MDT SERIES.
                                        on behalf of its portfolio,
                                        Federated MDT Small Cap Growth Fund


                                        /s/ John W. McGonigle

                                        John W. McGonigle, Secretary


                                        FEDERATED EQUITY FUNDS
                                        on behalf of its portfolio,
                                        Federated Technology Fund

                                        /s/ John W. McGonigle

                                        John W. McGonigle, Secretary

                                                                       EXHIBIT B


         MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE OF TECHNOLOGY FUND


The Federated Technology Fund produced a total return, based on net asset value, of 26.76% for the fund's Class A Shares, 25.71% for the fund's Class B Shares and 25.71% for the fund's Class C Shares for the fiscal year ended October 31, 2007. This return slightly trailed the 27.98% average return for the fund's peers in the Lipper Science & Technology Fund category 1 but was significantly ahead of the 22.78% return for the Merrill Lynch Technology 100 Index (the "MLT 100") 2 during the reporting period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MLT 100.


MARKET OVERVIEW


Technology stocks, as measured by the MLT 100, performed well through the reporting period, despite periods of market and sector volatility centered around subprime mortgage issues, higher oil prices and concerns with respect to economic growth and inflation. Overall, the group continued to report strong earnings and solid fundamentals with the sector's earnings growth rate accelerating through the fund's fiscal year end, leading to strong performance for the group versus the S&P 500 Index 3 during the reporting period.


1 Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.


2 The Merrill Lynch Technology 100 Index is an equal dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary receipts (ADRs). The index was developed with a base value of 200 as of January 30, 1998. Indexes are unmanaged and it is not possible to invest directly in an index.


3 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly in an index.


PERFORMANCE REVIEW


The fund's out performance versus the MLT 100 was driven by strong security selection in Software, as well as in Pharmaceuticals and Biotech. The fund also had good security selection in Semiconductors, Communications Equipment and Enterprise Hardware.


The fund's strong performance in the Software industry was driven by GAMESTOP , NAVTEQ , ACTIVISION , ANSYS , VMWARE and SALESFORCE.COM , and in the Pharma/Biotech area by ISIS PHARMACUETICALS , SHIRE PHARMACEUTICALS , MEDIMMUNE and MYRIAD GENETICS. Other stocks that contributed to the fund's performance included EMC , APPLE , RESEARCH IN MOTION , GOOGLE and GARMIN .


The fund's positions in the Internet and IT Service industries negatively affected its performance during the reporting period, driven by underperformance by GLOBAL PAYMENTS and an underweighting by the fund in AMAZON.COM.


Fund management continued to focus on enterprise IT spending versus consumer technology during the reporting period. During the reporting period the fund increased its overweight in Software, and moved to a slight overweight position in IT Services. The fund maintained its weighting in the Pharma/ Biotech, Internet and System Hardware industries. Fund weightings in both the Semiconductor and Communications Equipment areas were reduced in the reporting period.


With respect to enterprise-related technology spending, the fund continued to have overweight exposure to faster growth areas such as Storage and Software during the reporting period; in Storage through investments in EMC and COMMVAULT and in Software through investments in ANSYS , ADOBE , ORACLE and SALESFORCE.COM .. The Communications Equipment area continues to be a large focus for the fund due to the build-out of 3G (a wireless data service), IMS (Internet Protocol Multimedia Subsystem) and IPTV (internet television service), which is underway, although at a slower pace than initially anticipated. With respect to enterprise services, the fund continued to focus on the outsourcing theme with two large holdings during the reporting period: PAYCHEX (a large payroll and HR outsourcer focused on the SMB market); and COGNIZANT TECHNOLOGY (a leading provider of offshore application maintenance and development services in India). Finally, the fund continued to invest in the high growth Biotech and Life Sciences area through companies such as CEPHALON and SHIRE PLC .


The securities that most positively impacted the fund included EMC CORP. (average 2.7% of net assets), a leading provider of storage-related solutions that gained 107% over the reporting period; APPLE COMPUTE r (1.8% of net assets), a leading developer of consumer-oriented computing devices that gained 134% during the reporting period; RESEARCH IN MOTION (1.3% of net assets), a developer of enterprise and consumer "Blackberry" communications devices that was up 218% during the reporting period; GOOGLE (2.9% of net assets), the leading Internet search and advertising firm that was up over 48% during the reported period; GARMIN (1.2% of net assets), a leading provider of Personal Navigation Devices that was up over 94% over the holding period; NAVTEQ (1.2% of net assets), a leading creator of mapping software for navigation devices that was up 117% over the reporting period; and NOKIA (2.0% of net assets), the leading global provider of wireless handsets that was up 103% during the reporting period.


The securities that most negatively impacted the fund during the reporting period included NETWORK APPLIANCE (1.3% of net assets) a storage solutions provider that lost 31% over the reporting period; TAKE-TWO INTERACTIVE (0.2% of net assets) a creator of video game software that lost 37% during the reporting period; and BEA SYSTEMS (0.8% of net assets) a provider of infrastructure software that lost 19% over the reporting period.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES


The graph below illustrates the hypothetical investment of $10,000 1 in Federated Technology Fund (Class A Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2007, compared to the NASDAQ Composite Index (NCI), 2 Merrill Lynch Technology 100 Index (MLT 100) 2 and the Lipper Science & Technology Funds Average (LSTFA). 2

 AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED 10/31/2007
 1 Year                                                         19.83 %
 5 Years                                                        14.77 %
 Start of Performance (9/21/1999)                               (4.93 )%


The graphic presentation displayed here consists of a line graph.  The
corresponding components of the line graph are listed underneath.   The
Technology Fund (Class A Shares) is represented by a solid line. The NCI is represented by a dotted line. The LSFTA is represented by a line consisting of 2 dashes and a dot. The MLT 100 is represented by a line consisting of dot dash
dot.   The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Fund, the NCI, the LSFTA and the MLT100. The "x" axis reflects computation periods from September 21, 1999 to October 31, 2007. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the NCI, LSTFA and MLT100. The ending values were $6,638, $9,379, $10,321 and $10,559 respectively.





PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, VISIT FEDERATEDINVESTORS.COM OR CALL 1-800-341-7400. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.50%, AS APPLICABLE.


1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The NCI and the MLT 100 have been adjusted to reflect reinvestment of all dividends on securities in the indexes.


2 The NCI is an unmanaged index that measures all Nasdaq domestic and non-U.S.- based common stocks listed on the Nasdaq Stock Market. The MLT 100 is an equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. The Index was developed with a base value of 200 as of January 30, 1998. The NCI and MLT 100 are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LSTFA represents the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index or an average.


3 Total returns quoted reflect all applicable sales charges.


GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES


The graph below illustrates the hypothetical investment of $10,000 1 in Federated Technology Fund (Class B Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2007, compared to the NASDAQ Composite Index (NCI), 2 Merrill Lynch Technology 100 Index (MLT 100) 2 and the Lipper Science & Technology Funds Average (LSTFA). 2

 AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED 10/31/2007
 1 Year                                                         20.21 %
 5 Years                                                        14.99 %
 Start of Performance (9/21/1999)                               (4.98 )%


The graphic presentation displayed here consists of a line graph.  The
corresponding components of the line graph are listed underneath.   The
Technology Fund (Class B Shares) is represented by a solid line. The NCI is represented by a dotted line. The LSFTA is represented by a line consisting of 2 dashes and a dot. The MLT 100 is represented by a line consisting of dot dash
dot.   The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Fund, the NCI, the LSFTA and the MLT100. The "x" axis reflects computation periods from September 21, 1999 to October 31, 2007. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the NCI, LSTFA and MLT100. The ending values were $6,610, $9,379, $10,321 and $10,559 respectively.




PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, VISIT FEDERATEDINVESTORS.COM OR CALL 1-800-341-7400. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.50%, AS APPLICABLE.


1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The NCI and the MLT 100 have been adjusted to reflect reinvestment of all dividends on securities in the indexes.


2 The NCI is an unmanaged index that measures all Nasdaq domestic and non-U.S.- based common stocks listed on the Nasdaq Stock Market. The MLT 100 is an equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. The Index was developed with a base value of 200 as of January 30, 1998. The NCI and MLT 100 are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LSTFA represents the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index or an average.


3 Total returns quoted reflect all applicable contingent deferred sales charges.


GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES


The graph below illustrates the hypothetical investment of $10,000 1 in Federated Technology Fund (Class C Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2007, compared to the NASDAQ Composite Index (NCI), 2 Merrill Lynch Technology 100 Index (MLT 100) 2 and the Lipper Science & Technology Funds Average (LSTFA). 2

 AVERAGE ANNUAL TOTAL RETURNS 3 FOR THE PERIOD ENDED 10/31/2007
 1 Year                                                         24.71 %
 5 Years                                                        15.22 %
 Start of Performance (9/21/1999)                               (4.97 )%


The graphic presentation displayed here consists of a line graph.  The
corresponding components of the line graph are listed underneath.   The
Technology Fund (Class C Shares) is represented by a solid line. The NCI is represented by a dotted line. The LSFTA is represented by a line consisting of 2 dashes and a dot. The MLT 100 is represented by a line consisting of dot dash
dot.   The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Fund, the NCI, the LSFTA and the MLT100. The "x" axis reflects computation periods from September 21, 1999 to October 31, 2007. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the NCI, LSTFA and MLT100. The ending values were $6,612, $9,379, $10,321 and $10,559 respectively.


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, VISIT FEDERATEDINVESTORS.COM OR CALL 1-800-341-7400. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 1.00%, AS APPLICABLE.


1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The NCI and the MLT 100 have been adjusted to reflect reinvestment of all dividends on securities in the indexes.


2 The NCI is an unmanaged index that measures all Nasdaq domestic and non-U.S.- based common stocks listed on the Nasdaq Stock Market. The MLT 100 is an equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. The Index was developed with a base value of 200 as of January 30, 1998. The NCI and MLT 100 are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LSTFA represents the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest in an index or an average.


3 Total returns quoted reflect all applicable contingent deferred sales charges.


Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

            MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE OF MDT FUND



MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

The fund's total return for the fiscal year ended July 31, 2007 was 22.29% for Class A Shares, and 21.39% for Class C Shares.1 The total return of the Russell 2000{reg-trade-mark} Growth Index was 16.83% for the same period.2 The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 2000{reg-trade-mark} Growth Index. The total return of the Lipper Small-Cap Growth Funds Index was 19.51% for the same period.3


MARKET OVERVIEW

Over the twelve month reporting period ended July 31, 2007, domestic equity markets enjoyed a positive, if somewhat rocky, performance highlighted by a sudden decline in late February and another decline as the reporting period ended in July. The Russell 3000{reg-trade-mark} Index, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the period up a solid 16.08%. Mid-cap stocks lead the way as demonstrated by the 18.93% return on the Russell Midcap{reg-trade-mark} Index4, which exceeded the 15.48% and 12.12% results for the Russell Top 200{reg-trade-mark} Index5 and the Russell 2000{reg-trade-mark} Index,6 respectively. Growth stocks outperformed value stocks by a wide margin during the year with the Russell 3000{reg-trade-mark} Growth Index7 returning 19.24% as compared to 12.97% for the Russell 3000{reg-trade-mark} Value Index.8


1 The fund is the successor to MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the fund had no investment operations. Accordingly, the performance information provided is historical information of MDT Small Cap Growth Fund. Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.


2 The Russell 2000{reg-trade-mark} Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and investments can not be made directly in an index.


3 The Lipper Small-Cap Growth Funds Index is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.


4 The Russell Midcap{reg-trade-mark} Index measures the performance of the 800 smallest companies in the Russell 1000{reg-trade-mark} Index, which represent approximately 31% of the total market capitalization of the Russell 1000{reg-trade-mark} Index. The index is unmanaged and investments can not be made directly in an index.


5 Russell Top 200{reg-trade-mark} Index measures the performance of the 200 largest companies in the Russell 1000{reg-trade-mark} Index, which represents approximately 69% of the total market capitalization of the Russell 1000{reg-trade-mark} Index. The index is unmanaged and investments can not be made directly in an index.


6 The Russell 2000{reg-trade-mark} Index measures the performance of the 2,000 smallest companies in the Russell 3000{reg-trade-mark} Index, which represents approximately 10% of the total market capitalization of the Russell 3000{reg-trade-mark} Index. The index is unmanaged and investments can not be made directly in an index.


7 The Russell 3000{reg-trade-mark} Growth Index measures the performance of those Russell 3000{reg-trade-mark} Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000{reg-trade-mark} Growth or the Russell 2000{reg-trade-mark} Growth indexes. The index is unmanaged and investments can not be made directly in an index.


8 The Russell 3000{reg-trade-mark} Value Index measures the performance of those Russell 3000{reg-trade-mark} Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000{reg-trade-mark} Value or the Russell 2000{reg-trade-mark} Value indexes. The index is unmanaged and investments can not be made directly in an index.


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, VISIT FEDERATEDINVESTORS.COM OR CALL 1-800-341-7400.


The best performing sectors during the reporting period in the Russell 3000{reg-trade-mark} Index were Materials (up 35.67%), Telecommunication Services (up 30.35%) and Information Technology (up 29.43%). Underperforming sectors included Financials (up just 2.11%, negatively influenced by a disruption in credit markets late in the reporting period), Health Care (up 8.23%) and Consumer Staples (up 11.12%).


FUND PERFORMANCE

The most positive contributor to the fund's performance relative to the Russell 2000{reg-trade-mark} Growth Index was its stock selection in the Industrials, Consumer Discretionary, Financials, and Health Care sectors. Additionally, the fund's underweight in the Financial Services sector contributed positively to relative performance. The fund's performance was negatively impacted by its stock selection in the Consumer Staples sector. The fund's stock selection and underweight in the Information Technology sector also detracted from relative performance.


Individual stocks contributing to the fund's out performance relative to the Russell 2000{reg-trade-mark} Growth Index included: CROCS INC., CHAPARRAL STEEL CO., MANITOWOC INC., PRICELINE.COM INC., and WELLCARE GROUP INC.


Individual stocks detracting from the fund's performance relative to the Russell 2000{reg-trade-mark} Growth Index included: HANSEN NATIONAL CORP., AQUANTIVE INC., EGL INC., DAKTRONICS INC., and LOGITECH INTERNATIONAL.


GROWTH OF A $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund (Class A Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 2000{reg-trade-mark} Growth Index2 and the Lipper Small-Cap Growth Funds Index.3





The graphic presentation displayed here consists of a line graph.  The
corresponding components of the line graph are listed underneath.   The MDT Fund
(Class A Shares) is represented by a solid line. The Russell 2000{reg-trade-mark} Growth Index represented by a dotted line. The Lipper
Small-Cap Growth Funds Index is represented by a dashed line.  T   The line
graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Fund, Russell 2000{reg-trade-mark} Growth Index and the Lipper Small-Cap Growth Funds Index. The "x" axis reflects computation periods from September 15, 2005 to July 31, 2007. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Russell 2000{reg-trade-mark} Growth Index and the Lipper Small-Cap Growth Funds Index. The ending values were $12,240, $12,011, and $12,067 respectively.




 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 7/31/2007

 1 Year                                                          15.52%

 Start of Performance (9/15/2005)                                11.37%



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, VISIT FEDERATEDINVESTORS.COM OR CALL 1-800-341-7400. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM SALES CHARGE OF 5.50%.


1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000{reg-trade-mark} Growth Index and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.


2 The Russell 2000{reg-trade-mark} Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission
(SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.


3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.


GROWTH OF A $10,000 INVESTMENT -- CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund (Class C Shares) (the "Fund") from September 15, 2005 (start of performance) to July 31, 2007, compared to the Russell 2000{reg-trade-mark} Growth Index2 and the Lipper Small-Cap Growth Funds Index.3





The graphic presentation displayed here consists of a line graph.  The
corresponding components of the line graph are listed underneath.   The MDT Fund
(Class C Shares) is represented by a solid line. The Russell 2000{reg-trade-mark} Growth Index represented by a dotted line. The Lipper Small-Cap Growth Funds Index is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of $10,000 hypothetical investment in the Fund, Russell 2000{reg-trade-mark} Growth Index and the Lipper Small-Cap Growth Funds Index. The "x" axis reflects computation periods from September 15, 2005 to July 31, 2007. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the Russell 2000{reg-trade-mark} Growth Index and the Lipper Small-Cap Growth Funds Index. The ending values were $12,770, $12,011, and $12,067 respectively.




 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED 7/31/2007

 1 Year                                                          20.39%

 Start of Performance (9/15/2005)                                13.92%


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUND PERFORMANCE CHANGES OVER TIME AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN WHAT IS STATED. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE AND AFTER-TAX RETURNS, VISIT FEDERATEDINVESTORS.COM OR CALL 1-800-341-7400. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED. TOTAL RETURNS SHOWN INCLUDE THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 1.00%, AS APPLICABLE.


1 Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000{reg-trade-mark} Growth Index and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.


2 The Russell 2000{reg-trade-mark} Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.


3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. Lipper figures do not reflect sales charges.





                                      A-11





                                                                      EXHIBIT 17

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Technology Fund, a portfolio of Federated Equity Funds (the "Trust"), hereby designate and appoint C. Grant Anderson, Maureen Ferguson, M. Allison Miller, Shannon McDowell and Erin Dugan, as proxies to act at the Special Meeting of Shareholders (the "Special Meeting") to be held on March 5, 2008, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7000, at 2:00 p.m. (Eastern Time) and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF PROPOSAL 1. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS, THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.


   1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated MDT Small Cap Growth Fund ("MDT Fund"), a portfolio of Federated MDT Series, would acquire all of the assets of Federated Technology Fund ("Technology Fund") in exchange for Class A Shares, Class B Shares and Class C Shares of MDT Fund to be distributed pro rata by Technology Fund in complete liquidation and termination of Technology Fund;.

                         FOR               [   ]
                         AGAINST           [   ]
                         ABSTAIN           [   ]










                                           YOUR VOTE IS IMPORTANT
                                           Please complete, sign and return
                                           this card as soon as possible.



                                           Dated


                                           Signature


                                           Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

   YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903
                  OR THROUGH THE INTERNET AT WWW.PROXYVOTE.COM










                                      - 1 -





                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 25, 2008


                          ACQUISITION OF THE ASSETS OF

                           FEDERATED TECHNOLOGY FUND,
                     A PORTFOLIO OF FEDERATED EQUITY FUNDS

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400

  BY AND IN EXCHANGE FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES OF

                      FEDERATED MDT SMALL CAP GROWTH FUND,
                      A PORTFOLIO OF FEDERATED MDT SERIES

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                         Telephone No:  1-800-341-7400
















This Statement of Additional Information dated January 25, 2008, is not a prospectus. A Prospectus/Proxy Statement dated January 25, 2008, related to the above-referenced matter may be obtained from Federated Technology Fund by writing or calling Federated Technology Fund at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

                               TABLE OF CONTENTS

                                                                         Page

1. Statement of Additional Information of Federated Technology
   Fund, a portfolio of Federated Equity Funds, dated
   December 31, 2007 (incorporated by reference) ..........................3

2. Statement of Additional Information of Federated MDT Small Cap
   Growth Fund, a portfolio of Federated MDT Series, dated
   September 30, 2007 (incorporated by reference) .........................3

3. Audited Financial Statements of Federated Technology Fund,
   a portfolio of Federated Equity Funds, dated
   October 31, 2007 (incorporated by reference)............................3

4. Audited Financial Statements of Federated MDT Small Cap
   Growth Fund, a portfolio of Federated MDTSeries dated
   July 31, 2007 (incorporated by reference)...............................3

5. Federated Technology Fund and Federated MDT Small Cap
   Growth Fund, Pro Forma Financial Statements for the Period
   Ended July 31, 2007 (unaudited):

       Introduction .......................................................3
       Pro Forma Combining Portfolio of Investments
         July 31, 2007, (unaudited) .......................................4
       Pro Forma Combining Statements of Assets and
         Liabilities, Period Ended July 31, 2007 (unaudited)..............16
       Pro Forma Combining Statements of Operations,
         Period Ended July 31, 2007 (unaudited)...........................18
       Notes to Pro Forma Financial Statements, for the
         Period Ended July 31, 2007 (unaudited) ..........................20

                     INFORMATION INCORPORATED BY REFERENCE

      The Statement of Additional Information of Federated Technology Fund, a portfolio of Federated Equity Funds, dated December 31, 2007, is incorporated by reference to Federated Equity Funds, Post-Effective Amendment No. 88 to its Registration Statement on Form N-1A (File No. 811-4017), which was filed with the Securities and Exchange Commission on or about December 28, 2007. A copy may be obtained from the Federated Technology Fund at 1-800-341-7400.

      The Statement of Additional Information of Federated MDT Small Cap Growth Fund, a portfolio of Federated MDT Series, dated September 30, 2007, is incorporated by reference to Federated MDT Series Post-Effective Amendment No. 04 to its Registration Statement on Form N-1A (File No. 811-21904), which was filed with the Securities and Exchange Commission on or about September 28, 2007. A copy may be obtained from the Federated MDT Small Cap Growth Fund at 1-800-341-7400.

      The audited financial statements of Federated Technology Fund, dated October 31, 2007, are incorporated by reference to the Annual Report to shareholders of Federated Technology Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 28, 2007.

      The unaudited financial statements of Federated Technology Fund dated April 30, 2007, are incorporated by reference to the Semi-Annual Report to shareholders of Federated Technology Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about April 27, 2007.

      The audited financial statements of Federated MDT Small Cap Growth Fund, dated July 31, 2007, are incorporated by reference to the Annual Report to shareholders of Federated MDT Small Cap Growth Fund, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about September 28, 2007.


INTRODUCTION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Technology Fund (Technology Fund) and Federated MDT Small Cap Growth Fund (MDT Fund), for the period ended July 31, 2007. MDT Small Cap Growth Fund (the "Predecessor Fund") was reorganized into MDT Fund as of the close of business on December 8, 2006. Prior to the reorganization, MDT Fund had no investment operations. MDT Fund is the successor to the Predecessor Fund. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from August 1, 2006 to July 31, 2007. These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2007.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Technology Fund for Class A Shares, Class B Shares and Class C Shares of MDT Fund. Under generally accepted accounting principles, MDT Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

FEDERATED TECHNOLOGY
FUND
FEDERATED MDT SMALL CAP
GROWTH FUND
PRO FORMA COMBINING
PORTFOLIO OF INVESTMENTS
JULY 31, 2007
(UNAUDITED)

                                MDT FUND                                                                                  MDT FUND
       TECHNOLOGY        MDT    PRO FORMA                                                        TECHNOLOGY      MDT      PRO FORMA
          FUND                  COMBINED                                                            FUND         FUND     COMBINED
                         FUND

                  SHARES                                                                                        VALUE
COMMON STOCKS -
99.6%
ADVERTISING - 0.0%
         0            2,243       2,243     1Greenfield Online, Inc.                                 $0          $36,426     $36,426
AGRICULTURAL
CHEMICALS - 0.2%
         0            5,222       5,222     UAP Holding Corp.                                         0          141,882     141,882
APPAREL - 0.1%
         0             952         952      1Carter's, Inc.                                           0           20,154      20,154
         0            3,658       3,658     1Maidenform Brands, Inc.                                  0           65,771      65,771
                                                                                                      0           85,925      85,925
AUTO ORIGINAL
EQUIPMENT
MANUFACTURERS -
0.1%
         0            3,906       3,906     Sun Hydraulics Corp.                                      0          116,086     116,086
BEER - 0.2%
         0            2,925       2,925     1The Boston Beer Co., Inc., Class A                       0          119,223     119,223
BIOTECHNOLOGY -
0.2%
         0            2,054       2,054     1Air Methods Corp.                                        0           78,257      78,257
         0            1,032       1,032     1LifeCell Corp.                                           0           31,672      31,672
         0            1,343       1,343     1PharmaNet Development Group, Inc.                        0           37,604      37,604
                                                                                                      0          147,533     147,533
BUILDING MATERIALS
- 0.3%
         0             703         703      Aaon, Inc.                                                0           21,027      21,027
         0            5,425       5,425     Apogee Enterprises, Inc.                                  0          139,748     139,748
         0            2,609       2,609     1Drew Industries, Inc.                                    0           90,741      90,741
                                                                                                      0          251,516     251,516
CELLULAR
COMMUNICATIONS -
0.0%
         0            1,248       1,248     1USA Mobility, Inc.                                       0           29,790      29,790
CEMENT - 0.2%
         0            3,610       3,610     1Astec Industries, Inc.                                   0          188,334     188,334
CLOTHING STORES -
1.0%
         0            3,469       3,469     1Aeropostale, Inc.                                        0          132,100     132,100
         0            3,490       3,490     Buckle, Inc.                                              0          121,975     121,975
         0            2,845       2,845     1Dress Barn, Inc.                                         0           51,751      51,751
         0            6,422       6,422     1Fossil, Inc.                                             0          164,082     164,082
         0            4,297       4,297     1Gymboree Corp.                                           0          184,986     184,986
         0             800         800      1Heelys, Inc.                                             0           17,520      17,520
         0            2,569       2,569     1Jos A. Bank Clothiers, Inc.                              0           88,630      88,630
                                                                                                      0          761,044     761,044
COMPUTER NETWORKING
- 0.1%
         0            4,471       4,471     1FalconStor Software, Inc.                                0           46,454      46,454
         0            1,740       1,740     1NetScout Systems, Inc.                                   0           16,895      16,895
         0            3,610       3,610     1Radiant Systems, Inc.                                    0           50,179      50,179
                                                                                                      0          113,528     113,528
COMPUTER
PERIPHERALS - 0.4%
         0            5,837       5,837     1Nuance Communications, Inc.                              0           96,194      96,194
         0             288         288      1Rimage Corp.                                             0            6,924       6,924
         0            5,478       5,478     1Synaptics, Inc.                                          0          192,387     192,387
                                                                                                      0          295,505     295,505
COMPUTER SERVICES -
0.1%
         0            1,555       1,555     1Manhattan Associates, Inc.                               0           43,338      43,338
CONSTRUCTION
MACHINERY - 0.1%
         0            1,070       1,070     Manitowoc, Inc.                                           0           83,107      83,107
CONSUMER
DISCRETIONARY -
3.9%
      36,100            0        36,100     1GSI Commerce, Inc.                                    803,586             0     803,586
      23,000            0        23,000     1GameStop Corp.                                        928,050             0     928,050
      15,600            0        15,600     2Garmin Ltd                                           1,308,840            0   1,308,840
                                                                                                  3,040,476            0   3,040,476
CONTRACTING - 0.3%
         0            3,564       3,564     1Perini Corp.                                             0          218,865     218,865
         0             393         393      Team, Inc.                                                0           18,475      18,475
                                                                                                      0          237,340     237,340
COSMETICS &
TOILETRIES -  0.2%
         0            2,411       2,411     1Chattem, Inc.                                            0          135,402     135,402
         0             418         418      Inter Parfums, Inc.                                       0            9,158       9,158
                                                                                                      0          144,560     144,560
DEFENSE AEROSPACE -
1.0%
         0           12,825      12,825     1GenCorp, Inc.                                            0          151,591     151,591
         0            1,561       1,561     1Orbital Sciences Corp.                                   0           33,078      33,078
         0            4,908       4,908     1Teledyne Technologies, Inc.                              0          217,768     217,768
         0            4,603       4,603     1TransDigm Group, Inc.                                    0          189,644     189,644
         0            3,078       3,078     Triumph Group, Inc.                                       0          234,574     234,574
                                                                                                      0          826,655     826,655
DEFENSE ELECTRONICS
- 0.5%
         0            4,086       4,086     1FLIR Systems, Inc.                                       0          178,354     178,354
         0            3,035       3,035     United Industrial Corp.                                   0          191,691     191,691
                                                                                                      0          370,045     370,045
DRUG STORES - 0.2%
         0            2,903       2,903     Longs Drug Stores Corp.                                   0          140,389     140,389
ELECTRIC &
ELECTRICAL ORIGINAL
EQUIPMENT
MANUFACTURERS -
0.4%
         0            5,039       5,039     Cubic Corp.                                               0          138,724     138,724
         0            2,464       2,464     1General Cable Corp.                                      0          195,888     195,888
                                                                                                      0          334,612     334,612
ELECTRICAL
EQUIPMENT - 0.4%
         0           11,140      11,140     1GrafTech International Ltd.                              0          172,559     172,559
         0            6,090       6,090     1Houston Wire & Cable Co.                                 0          156,939     156,939
                                                                                                      0          329,498     329,498
ELECTRICAL - RADIO
& TV - 0.1%
         0            1,167       1,167     1Universal Electronics, Inc.                              0           41,125      41,125
ELECTRONIC
INSTRUMENTS - 0.2%
         0            1,810       1,810     1Advanced Analogic Technologies, Inc.                     0           16,073      16,073
         0            3,020       3,020     1FEI Co.                                                  0           86,614      86,614
         0            1,710       1,710     1Hittite Microwave Corp.                                  0           68,776      68,776
                                                                                                      0          171,463     171,463
ETHICAL DRUGS -
0.2%
         0            6,290       6,290     1Sciele Pharma, Inc.                                      0          145,865     145,865
FINANCIAL SERVICES
- 0.7%
         0            3,650       3,650     Deluxe Corp.                                              0          137,824     137,824
         0            2,133       2,133     1GFI Group, Inc.                                          0          158,951     158,951
         0            1,969       1,969     Greenhill & Co., Inc.                                     0          114,202     114,202
         0             755         755      1Huron Consulting Group, Inc.                             0           51,287      51,287
         0            1,299       1,299     1Portfolio Recovery Associates, Inc.                      0           67,873      67,873
                                                                                                      0          530,137     530,137
FOOD WHOLESALING -
0.4%
         0            3,763       3,763     Nash Finch Co.                                            0          151,536     151,536
         0            7,039       7,039     Winn-Dixie Stores, Inc.                                   0          188,012     188,012
                                                                                                      0          339,548     339,548
FURNITURE - 0.2%
         0            6,189       6,189     Temper-Pedic International, Inc.                          0          192,787     192,787
GENERIC DRUGS -
0.2%
         0            9,022       9,022     Perrigo Co.                                               0          168,260     168,260
HEALTH CARE - 5.8%
      15,000            0        15,000     1Cephalon, Inc.                                       1,127,100            0   1,127,100
      28,400            0        28,400     1Elan Corp. PLC, ADR                                   531,932             0     531,932
      70,200            0        70,200     1,2Isis Pharmaceuticals, Inc.                          730,782             0     730,782
      34,200            0        34,200     1,2Momenta Pharmaceuticals, Inc.                       332,424             0     332,424
      12,800            0        12,800     1Myriad Genetics, Inc.                                 478,464             0     478,464
      17,600            0        17,600     2Shire PLC, ADR                                       1,298,704            0   1,298,704
                                                                                                  4,499,406            0   4,499,406
HOME HEALTH CARE -
0.1%
         0             434         434      1Apria Healthcare Group, Inc.                             0           11,379      11,379
         0             664         664      1Wellcare Health Plans, Inc.                              0           67,237      67,237
                                                                                                      0           78,616      78,616
HOME PRODUCTS -
0.3%
         0            8,080       8,080     Tupperware Brands Corp.                                   0          210,161     210,161
HOUSEHOLD
APPLIANCES - 0.2%
         0            7,834       7,834     1Goodman Global, Inc.                                     0          188,956     188,956
INDUSTRIAL
MACHINERY - 0.5%
         0            3,411       3,411     Actuant Corp.                                             0          208,003     208,003
         0             525         525      1Columbus McKinnon Corp.                                  0           13,466      13,466
         0            2,734       2,734     Valmont Industries, Inc.                                  0          206,663     206,663
                                                                                                      0          428,132     428,132
INFORMATION
TECHNOLOGY - 67.3%
      11,300            0        11,300     Accenture Ltd                                          476,069             0     476,069
      71,492            0        71,492     1,2Acme Packet, Inc.                                   789,987             0     789,987
      60,000            0        60,000     1Activision, Inc.                                     1,026,600            0   1,026,600
      45,900            0        45,900     1Adobe Systems, Inc.                                  1,849,311            0   1,849,311
      15,400            0        15,400     1Akamai Technologies, Inc.                             522,984             0     522,984
      49,100            0        49,100     1Amdocs Ltd.                                          1,776,929            0   1,776,929
      33,200            0        33,200     1Ansys, Inc.                                           864,528             0     864,528
       7,200            0         7,200     1Apple, Inc.                                           948,672             0     948,672
      46,100            0        46,100     1Broadcom Corp.                                       1,512,541            0   1,512,541
      42,300            0        42,300     1Cadence design Systems, Inc.                          905,220             0     905,220
      52,300            0        52,300     1,2Cisco Systems, Inc.                                1,511,993            0   1,511,993
      22,800            0        22,800     1Cognizant Technology Solutions Corp.                 1,846,344            0   1,846,344
      13,600            0        13,600     1CommScope, Inc.                                       740,248             0     740,248
      38,700            0        38,700     1Commvault Systems, Inc.                               657,126             0     657,126
      89,000            0        89,000     1Corning, Inc.                                        2,121,760            0   2,121,760
      54,100            0        54,100     1Dell, Inc.                                           1,513,177            0   1,513,177
      99,200            0        99,200     EMC Corp. Mass                                        1,836,192            0   1,836,192
      16,500            0        16,500     1FormFactor, Inc.                                      633,435             0     633,435
      27,600            0        27,600     1Gartner Group, Inc., Class A                          577,668             0     577,668
       3,900            0         3,900     1Google, Inc.                                         1,989,000            0   1,989,000
      11,200            0        11,200     Harris Corp.                                           614,656             0     614,656
      43,500            0        43,500     Hewlett-Packard Co.                                   2,002,305            0   2,002,305
       6,200            0         6,200     IBM Corp.                                              686,030             0     686,030
      42,400            0        42,400     1Integrated Device Technology, Inc.                    689,848             0     689,848
      93,700            0        93,700     Intel Corp.                                           2,213,194            0   2,213,194
      33,900            0        33,900     1JDS Uniphase Corp.                                    485,787             0     485,787
      46,100            0        46,100     Jabil Circuit, Inc.                                   1,038,633            0   1,038,633
      19,770            0        19,770     2KLA-Tencor Corp.                                     1,122,738            0   1,122,738
      33,200            0        33,200     2Linear Technology Corp.                              1,183,580            0   1,183,580
      87,900            0        87,900     1Marvell Technology Group Ltd.                        1,582,200            0   1,582,200
      64,700            0        64,700     2Maxim Integrated Products, Inc.                      2,050,990            0   2,050,990
      16,900            0        16,900     Microchip Technology, Inc.                             613,639             0     613,639
      17,400            0        17,400     1NAVTEQ Corp.                                          941,862             0     941,862
      18,600            0        18,600     1NVIDIA Corp.                                          851,136             0     851,136
      35,700            0        35,700     1Network Appliance, Inc.                              1,011,738            0   1,011,738
      32,000            0        32,000     Nokia Oyj, Class A, ADR                                916,480             0     916,480
      70,100            0        70,100     1Oracle Corp.                                         1,340,312            0   1,340,312
      31,800            0        31,800     Paychex, Inc.                                         1,315,884            0   1,315,884
      22,500            0        22,500     1Qlogic Corp.                                          299,025             0     299,025
      22,200            0        22,200     Qualcomm, Inc.                                         924,630             0     924,630
       4,900            0         4,900     1Research in Motion Ltd.                              1,048,600            0   1,048,600
      31,200            0        31,200     1Salesforce.com Inc.                                  1,212,432            0   1,212,432
       1,953            0         1,953     Samsung Electronics Co.                               1,285,688            0   1,285,688
      35,200            0        35,200     1,2Take-Two Interactive Software, Inc.                 620,576             0     620,576
      35,900            0        35,900     2Telefonaktiebolaget LM Ericsson, Class B, ADR        1,343,019            0   1,343,019
      18,700            0        18,700     1ValueClick, Inc.                                      399,806             0     399,806
      17,200            0        17,200     1Zebra Technologies Corp., Class A                     623,156             0     623,156
                                                                                                 52,517,728            0  52,517,728
INSURANCE BROKERAGE
- 0.1%
         0            2,191       2,191     Life Partners Holdings, Inc.                              0           94,585      94,585
INTERNATIONAL BANK
- 0.1%
         0            1,313       1,313     Preferred Bank Los Angeles, CA                            0           50,419      50,419
INTERNET SERVICES -
0.3%
         0            2,527       2,527     1Priceline.com, Inc.                                      0          161,223     161,223
         0            1,318       1,318     1Shutterfly, Inc.                                         0           33,938      33,938
                                                                                                      0          195,161     195,161
MACHINE TOOLS -
0.2%
         0            3,245       3,245     1AZZ, Inc.                                                0          115,197     115,197
         0             943         943      1Flotek Industries, Inc.                                  0           28,045      28,045
                                                                                                      0          143,242     143,242
MACHINED PARTS
ORIGINAL EQUIPMENT
MANUFACTURERS -
0.1%
         0            2,185       2,185     Applied Industrial Technologies, Inc.                     0           62,032      62,032
MARITIME - 0.1%
         0            3,658       3,658     Horizon Lines, Inc., Class A                              0          105,570     105,570
MEDICAL SUPPLIES -
0.8%
         0            3,682       3,682     1Align Technology, Inc.                                   0           96,100      96,100
         0            3,100       3,100     1Emergency Medial Services Corp., Class A                 0          120,931     120,931
         0            3,072       3,072     1Kyphon, Inc.                                             0          201,585     201,585
         0             894         894      1NuVasive, Inc.                                           0           25,640      25,640
         0            2,809       2,809     1Obagi Medical Products, Inc.                             0           47,556      47,556
         0            2,560       2,560     West Pharmaceutical Services, Inc.                        0          118,477     118,477
                                                                                                      0          610,289     610,289
MEDICAL TECHNOLOGY
- 0.3%
         0            5,768       5,768     1Greatbatch Technologies, Inc.                            0          178,981     178,981
         0            1,221       1,221     1MEDTOX Scientific, Inc.                                  0           23,932      23,932
                                                                                                      0          202,913     202,913
METAL CONTAINERS -
0.4%
         0             857         857      Greif, Inc., Class A                                      0           47,135      47,135
         0            4,087       4,087     1Mobile Mini, Inc.                                        0          116,766     116,766
         0            2,913       2,913     Silgan Holdings, Inc.                                     0          150,369     150,369
                                                                                                      0          314,270     314,270
METAL FABRICATION -
0.2%
         0            2,686       2,686     Barnes Group, Inc.                                        0           83,803      83,803
         0            2,628       2,628     Dynamic Materials Corp.                                   0          110,560     110,560
                                                                                                      0          194,363     194,363
MISCELLANEOUS
COMPONENTS - 0.0%
         0             845         845      1Atheros Communications                                   0           23,559      23,559
MISCELLANEOUS
MACHINERY - 0.3%
         0            4,746       4,746     Curtiss Wright Corp.                                      0          206,783     206,783
         0             267         267      Regal Beloit Corp.                                        0           13,542      13,542
                                                                                                      0          220,325     220,325
MOTION PICTURES -
0.3%
         0            9,388       9,388     1Macrovision Corp.                                        0          223,247     223,247
MULTI-INDUSTRY
CAPITAL GOODS -
0.1%
         0             784         784      1Ceradyne, Inc.                                           0           58,510      58,510
MULTI-INDUSTRY
TRANSPORTATION -
0.2%
         0            4,859       4,859     1Hub Group, Inc.                                          0          165,303     165,303
OFFICE FURNITURE -
0.1%
         0            2,378       2,378     Knoll, Inc.                                               0           47,108      47,108
OFFICE SUPPLIES -
0.2%
         0            2,868       2,868     1United Stationers, Inc.                                  0          182,806     182,806
OFFSHORE DRILLER -
0.3%
         0            3,382       3,382     1Bristow Group, Inc.                                      0          160,408     160,408
         0             657         657      1Hornbeck Offshore Services, Inc.                         0           28,284      28,284
         0             520         520      1Oceaneering International, Inc.                          0           29,203      29,203
                                                                                                      0          217,895     217,895
OIL SERVICE,
EXPLORE & DRILL -
0.5%
         0            1,819       1,819     1Dawson Geophysical Co.                                   0           99,336      99,336
         0             642         642      1McDermott International, Inc.                            0           53,247      53,247
         0            1,181       1,181     1Parker Drilling Co.                                      0           11,125      11,125
         0            3,459       3,459     1W-H Energy Services, Inc.                                0          221,653     221,653
                                                                                                      0          385,361     385,361
OIL WELL SUPPLY -
0.2%
         0            4,319       4,319     1Oil States International, Inc.                           0          188,913     188,913
OPTICAL READING
EQUIPMENT - 0.1%
         0            2,349       2,349     1ScanSource, Inc.                                         0           63,024      63,024
OTHER
COMMUNICATIONS
EQUIPMENT - 0.2%
         0            5,113       5,113     1Netgear, Inc.                                            0          141,426     141,426
OTHER COMPUTER
HARDWARE - 0.1%
         0            3,890       3,890     1Smart Modular Technologies (WWH), Inc.                   0           47,808      47,808
PERSONAL LOANS -
0.1%
         0             334         334      Cash America International, Inc.                          0           12,231      12,231
         0            2,427       2,427     1Ezcorp, Inc., Class A                                    0           29,221      29,221
         0             939         939      1World Acceptance Corp.                                   0           30,226      30,226
                                                                                                      0           71,678      71,678
PERSONNEL AGENCY -
0.3%
         0             474         474      Barrett Business Services, Inc.                           0           11,964      11,964
         0            8,186       8,186     1Labor Ready, Inc.                                        0          192,862     192,862
                                                                                                      0          204,826     204,826
POLLUTION CONTROL -
0.1%
         0            1,535       1,535     American Ecology, Inc.                                    0           31,283      31,283
         0            1,506       1,506     Waste Holdings, Inc.                                      0           48,087      48,087
                                                                                                      0           79,370      79,370
PRINTING - 0.3%
         0            3,579       3,579     1Cenveo, Inc.                                             0           75,195      75,195
         0            1,868       1,868     1Consoildated Graphics, Inc.                              0          123,120     123,120
         0            2,433       2,433     1Valassis Communications, Inc.                            0           28,880      28,880
                                                                                                      0          227,195     227,195
PROPERTY LIABILITY
INSURANCE - 0.0%
         0            1,451       1,451     National Interstate Corp.                                 0           37,000      37,000
RAILROAD - 0.3%
         0            5,113       5,113     Wabtec Corp.                                              0          208,815     208,815
RECREATIONAL GOODS
- 0.0%
         0            1,267       1,267     1Smith & Wesson Holding Corp.                             0           23,820      23,820
RECREATIONAL
VEHICLES - 0.0%
         0             375         375      Polaris Industries, Inc., Class A                         0           18,510      18,510
REGIONAL BANK -
0.1%
         0             417         417      City Bank Lynwood, WA                                     0           10,166      10,166
         0             914         914      1SVB Financial Group                                      0           48,150      48,150
                                                                                                      0           58,316      58,316
RESTAURANT - 0.4%
         0            4,427       4,427     1Buffalo Wild Wings, Inc.                                 0          191,335     191,335
         0             562         562      1Chipotle Mexican Grill, Inc.                             0           49,647      49,647
         0             880         880      1Red Robin Gourmet Burgers                                0           33,942      33,942
                                                                                                      0          274,924     274,924
SECURITIES
BROKERAGE - 0.0%
         0             425         425      1Investment Technology Group, Inc.                        0           16,983      16,983
SEMICONDUCTOR
MANUFACTURING -
0.2%
         0            4,521       4,521     1NetLogic Microsystems, Inc.                              0          137,800     137,800
         0             709         709      1Plexus Corp.                                             0           17,193      17,193
         0             722         722      1Silicon Laboratories, Inc.                               0           25,147      25,147
                                                                                                      0          180,140     180,140
SERVICES TO MEDICAL
PROFESSIONALS -
0.3%
         0            2,336       2,336     1American Dental Partners, Inc.                           0           59,965      59,965
         0            6,831       6,831     1Nighthawk Radiology Holdings, Inc.                       0          140,924     140,924
                                                                                                      0          200,889     200,889
SHOES - 0.6%
         0            4,046       4,046     1Crocs, Inc.                                              0          240,009     240,009
         0            2,171       2,171     1Deckers Outdoor Corp.                                    0          223,830     223,830
         0             382         382      Wolverine World Wide, Inc.                                0           10,337      10,337
                                                                                                      0          474,176     474,176
SOFTWARE
PACKAGED/CUSTOM -
1.5%
         0            3,825       3,825     1Blue Coat Systems, Inc.                                  0          186,392     186,392
         0            2,176       2,176     1COMSYS IT Partners, Inc.                                 0           39,516      39,516
         0            4,239       4,239     1Double-Take Software, Inc.                               0           64,687      64,687
         0            4,086       4,086     1Epicor Software Corp.                                    0           53,363      53,363
         0           14,992      14,992     1Informatica Corp.                                        0          208,988     208,988
         0             788         788      1Omniture, Inc.                                           0           18,006      18,006
         0             956         956      1Progress Software Corp.                                  0           28,919      28,919
         0            6,801       6,801     1S1 Corp.                                                 0           49,443      49,443
         0            4,744       4,744     1SPSS, Inc.                                               0          194,694     194,694
         0            3,715       3,715     1Synchronoss Technologies, Inc.                           0          135,077     135,077
         0            8,411       8,411     1VASCO Data Security International, Inc.                  0          222,639     222,639
                                                                                                      0        1,201,724   1,201,724
SPECIALTY CHEMICALS
- 0.7%
         0            3,313       3,313     Chemed Corp.                                              0          209,647     209,647
         0            8,672       8,672     1Hercules, Inc.                                           0          180,031     180,031
         0            5,135       5,135     Koppers Holdings, Inc.                                    0          151,842     151,842
                                                                                                      0          541,520     541,520
SPECIALTY MACHINERY
- 0.3%
         0             564         564      1Stratasys, Inc.                                          0           24,822      24,822
         0            3,711       3,711     Woodward Governor Co.                                     0          214,310     214,310
                                                                                                      0          239,132     239,132
SPECIALTY RETAILING
- 0.0%
         0             920         920      1Conn's, Inc.                                             0           23,340      23,340
SURVEILLANCE -
DETECTION - 0.1%
         0            2,635       2,635     1Lo-Jack Corp.                                            0           56,178      56,178
TELECOMMUNICATIONS
EQUIPMENT &
SERVICES - 1.0%
         0             775         775      Adtran, Inc.                                              0           20,220      20,220
         0           11,033      11,033     1Arris Group, Inc.                                        0          163,509     163,509
         0            6,862       6,862     1C-COR Electronics, Inc.                                  0           92,294      92,294
         0            2,918       2,918     1CommScope, Inc.                                          0          158,827     158,827
         0            4,319       4,319     1Comtech Telecommunications Corp.                         0          187,747     187,747
         0            5,354       5,354     1Dycom Industries, Inc.                                   0          149,644     149,644
                                                                                                      0          772,241     772,241
TELECOMMUNICATION
SERVICES - 0.8%
      20,600            0        20,600     1,2Clearwire Corp., Class A                            587,718             0     587,718
TOYS & GAMES - 0.0%
         0             876         876      1Marvel Entertainment, Inc.                               0           21,225      21,225
UNDESIGNATED
CONSUMER CYCLICALS
- 1.1%
         0            4,790       4,790     1Blackboard, Inc.                                         0          211,862     211,862
         0            2,097       2,097     1Capella Education Co.                                    0           93,757      93,757
         0            4,007       4,007     DeVRY, Inc.                                               0          129,827     129,827
         0             612         612      1PRA International                                        0           17,705      17,705
         0            1,659       1,659     1Parexel International Corp.                              0           67,073      67,073
         0             421         421      Strayer Education, Inc.                                   0           63,794      63,794
         0            1,771       1,771     1Sykes Enterprises, Inc.                                  0           29,647      29,647
         0            4,609       4,609     1TeleTech Holdings, Inc., Class A                         0          135,182     135,182
         0            3,155       3,155     Watson Wyatt & Co. Holdings                               0          140,555     140,555
                                                                                                      0          889,402     889,402
UNDESIGNATED
CONSUMER STAPLES -
0.1%
         0             973         973      1USANA, Inc.                                              0           39,270      39,270
                                            TOTAL COMMON STOCKS (IDENTIFIED COST $64,672,991)    60,645,328   17,090,189  77,735,517
MONEY MARKET MUTUAL
FUND - 0.8%
      323,519        317,904     641,423    3,4Prime Value Obligations Fund, Institutional         323,519       317,904     641,423
                                            Shares, 5.25% (AT NET ASSET VALUE)
             PRINCIPAL AMOUNT
REPURCHASE AGREEMENT - 11.7%
         $9,086,000            0  9,086,000 Interest in $3,700,000,000 joint repurchase           9,086,000            0   9,086,000
                                            agreement, 5.32%, dated 7/31/2007 under which CS
                                            First Boston Corp., will repurchase U.S. Government
                                            Agency securities with various maturities to
                                            8/16/2043 for $3,700,546,778 on 8/1/2007.  The
                                            market value of the underlying securities at the end
                                            of the period was $3,811,008,459 (purchased with
                                            proceeds from securities lending collateral).(AT
                                            COST)
                                            TOTAL INVESTMENTS (IDENTIFIED COST $74,400,414) -    70,054,847   17,408,093  87,462,940
                                            112.1%
                                            OTHER ASSETS & LIABILITIES - (12.1)%                 (9,519,502)      70,682 (9,448,820)
                                            TOTAL NET ASSETS - 100%                              $60,535,345 $17,478,775 $78,014,120

 The categories of investments are shown as a percentage of total net assets at July 31, 2007.

1Non-income producing
security.
2All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
As of July 31, 2007, securities subject to this type of arrangement and related collateral were as follows:
   MARKET VALUE OF SECURITIES               MARKET VALUE OF COLLATERAL
                       LOANED
                   $8,542,590               $9,086,000
3Affiliated company.
47-Day net yield.

The following acronym is used throughout this portfolio:
ADR - American Depositary
Receipt
Note:  Immediately following
the Reorganization , it is
the intent of MDT Fund to
sell all Technology Fund's
securities acquired I the
Reorganization, and to
purchase different securities
with the proceeds of such
sales.

FEDERATED TECHNOLOGY FUND
FEDERATED MDT SMALL CAP GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
JULY 31, 2007 (UNAUDITED)

                                                                                                    MDT FUND       MDT FUND
                                                                  TECHNOLOGY           MDT          PRO FORMA        PRO FORMA
                                                                     FUND               FUND       ADJUSTMENT        COMBINED
ASSETS:
Investments in securities, at value including $317,904 of          $70,052,599     $17,408,093              $0       $87,460,692
investments in an affiliated issuer (identified cost
$74,398,167)
Income receivable                                                       14,701           1,743               0            16,444
Receivable for investments sold                                        544,129         460,160               0         1,004,289
Receivable for shares sold                                              21,847         478,519               0           500,366
Total assets                                                        70,633,276      18,348,515               0        88,981,791
LIABILITIES:
Payable for investments purchased                                      622,884         817,200               0         1,440,084
Payable for shares redeemed                                            178,292           7,960               0           186,252
Payable to bank                                                          1,238             330               0             1,568
Payable for Directors'/Trustees fees                                         0             241               0               241
Payable for collateral due to broker                                 9,086,000               0               0         9,086,000
Payable for distribution services fees                                  31,341             579               0            31,920
Payable for shareholder services fees                                   11,085             676               0            11,761
Accrued expenses                                                       167,091          42,754               0           209,845
Total liabilities                                                   10,097,931         869,740               0        10,967,671
NET ASSETS                                                         $60,535,345     $17,478,775              $0       $78,014,120
NET ASSETS CONSISTS OF:
Paid-in capital                                                    798,886,839      16,728,244               0       815,615,083
Net unrealized appreciation of investments and translation of       12,472,528         590,049               0        13,062,577
assets and liabilities in foreign currency
Accumulated net realized gain (loss) on investments and foreign  (749,856,843)         160,482               0     (749,696,361)
currency transactions
Distributions in excess of net investment income                     (967,179)               0               0         (967,179)
Total Net Assets                                                   $60,535,345     $17,478,775              $0       $78,014,120

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER
SHARE

INSTITUTIONAL SHARES:
NET ASSETS                                                                  $0     $16,244,826              $0       $16,244,826
SHARES OUTSTANDING                                                           0       1,247,445               0         1,247,445
NET ASSET VALUE PER SHARE                                                $0.00          $13.02           $0.00            $13.02
OFFERING PRICE PER SHARE                                                 $0.00          $13.02           $0.00            $13.02
REDEMPTION PROCEEDS PER SHARE                                            $0.00          $13.02           $0.00            $13.02

CLASS A SHARES:
NET ASSETS                                                         $20,658,856        $532,355              $0       $21,191,211
SHARES OUTSTANDING                                                   3,338,219          41,100     (1,742,940) (d)     1,636,379
NET ASSET VALUE PER SHARE                                                $6.19          $12.95           $0.00            $12.95
OFFERING PRICE PER SHARE                                                 $6.55 (a)      $13.70 (a)       $0.00            $13.70 (a)
REDEMPTION PROCEEDS PER SHARE                                            $6.19          $12.95           $0.00            $12.95

CLASS B SHARES:
NET ASSETS                                                         $33,414,049              $0              $0       $33,414,049
SHARES OUTSTANDING                                                   5,727,796               0     (3,161,433) (d)     2,566,363
NET ASSET VALUE PER SHARE                                                $5.83           $0.00           $0.00            $13.02
OFFERING PRICE PER SHARE                                                 $5.83           $0.00           $0.00            $13.02
REDEMPTION PROCEEDS PER SHARE                                            $5.51 (b)       $0.00           $0.00            $12.30 (b)

CLASS C SHARES:
NET ASSETS                                                          $6,462,440        $701,594              $0        $7,164,034
SHARES OUTSTANDING                                                   1,106,944          54,929       (600,880) (d)       560,993
NET ASSET VALUE PER SHARE                                                $5.84          $12.77           $0.00            $12.77
OFFERING PRICE PER SHARE                                                 $5.84          $12.77           $0.00            $12.77
REDEMPTION PROCEEDS PER SHARE                                            $5.78 (c)      $12.64 (c)       $0.00            $12.64 (c)

Investments, at identified cost                                    $57,582,370     $16,818,044              $0       $74,400,414


(a) Computation of offering price per share 100/94.50 of net asset value.
(b) Computation of redemption proceeds per share 94.50/100 of net asset value.
(c )Computation of redemption proceeds per share 99.00/100 of net asset value.
(d) Adjustment to reflect share balance as a result of the combination.

FEDERATED TECHNOLOGY FUND
FEDERATED MDT SMALL CAP GROWTH FUND
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
JULY 31, 2007 (UNAUDITED)
                                                                                                            MDT             MDT
                                                                                                            FUND            FUND
                                                                                 TECHNOLOGY      MDT     PRO FORMA       PRO FORMA
                                                                                    FUND         FUND    ADJUSTMENT       COMBINED
INVESTMENT INCOME:
Dividends (including $2,293 received from an affiliated issuer)                     $296,563    $22,391          $0         $318,954
Interest                                                                              67,478      3,132           0           70,610
TOTAL INVESTMENT INCOME                                                              364,041     25,523           0          389,564
EXPENSES:
Investment advisory fee                                                              486,543     59,891     263,447 (a)      809,881
Administrative personnel and services fee                                            230,057    230,037   (190,057) (b)      270,037
Custodian fees                                                                        13,542     23,652       5,137 (c)       42,331
Transfer and dividend disbursing agent fees and expenses                             499,210     47,616    (26,000) (d)      520,826
Directors'/Trustees' fees                                                              2,174        225       (200) (e)        2,199
Auditing Fees                                                                         22,303     14,363    (22,166) (f)       14,500
Legal fees                                                                            11,278      7,624     (9,037) (g)        9,865
Portfolio accounting fees                                                             70,793     74,199    (55,570) (h)       89,422
Distribution services fee - Class A Shares                                            53,424        236    (34,103) (i)       19,557
Distribution services fee - Class B Shares                                           274,256          0           0          274,256
Distribution services fee - Class C Shares                                            52,014      4,051       4,815 (i)       60,880
Shareholder services fees - Class A Shares                                                 0        654      34,103 (j)       34,757
Shareholder services fees - Class B Shares                                            91,527          0           0           91,527
Shareholder services fees - Class C Shares                                            14,456        892     (1,943) (j)       13,405
Share registration costs                                                              38,881     61,004    (29,881) (k)       70,004
Printing and postage                                                                  60,619     18,732    (13,651) (l)       65,700
Insurance premiums                                                                     6,721      6,086     (6,086) (m)        6,721
Miscellaneous                                                                          3,455      3,102     (3,102) (n)        3,455
TOTAL EXPENSES                                                                     1,931,253    552,364    (84,294)        2,399,323
WAIVERS AND REIMBURSEMENT:
Waiver/reimbursement of investment adviser fee                                     (229,600)   (59,891)   (405,934) (o)    (695,425)
Waiver of administrative personnel and services fee                                 (44,353)  (106,394)      25,853 (p)    (124,894)
Wiaver of transfer and dividend disbursing agent fees and expenses                         0   (13,076)           0         (13,076)
Waiver of portfolio accounting fees                                                        0   (21,438)           0         (21,438)
Reimbursement of other operating expenses                                                  0  (268,027)     268,027 (q)            0
Fees paid indirectly from directed brokerage arrangements                            (4,405)          0       4,405  (r            0
                                                                                                                      )
TOTAL WAIVERS AND REIMBURSEMENT                                                    (278,358)  (468,826)   (106,969)        (854,153)
NET EXPENSES                                                                       1,652,895     83,538   (191,943)        1,544,490
NET INVESTMENT LOSS                                                             ($1,288,854)  ($58,015)    $191,943     ($1,154,926)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments and foreign currency transactions                 7,528,637    239,622           0        7,768,259
Net change in unrealized appreciation/depreciation of investments                  9,250,113    617,453           0        9,867,566
Net realized and unrealized gain on investments and foreign currency              16,778,750    857,075           0       17,635,825
transactions
Change in net assets resulting from operations                                   $15,489,896   $799,060    $191,943      $16,480,899


(See Notes to Pro Forma Financial Statements)





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



                           FEDERATED TECHNOLOGY FUND
                      FEDERATED MDT SMALL CAP GROWTH FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                      YEAR ENDED JULY 31, 2007 (UNAUDITED)



NOTE 1. DESCRIPTION OF THE FUND

Technology Fund, a portfolio of Federated Equity Funds, is registered under the Investment Company Act of 1940, as amended (the "Act), as an open-end, management investment company. The Fund consists of three classes of shares:
Class A Shares, Class B Shares and Class C Shares.

MDT Fund, a portfolio of Federated MDT Series, is registered under the Act as an open-end, management investment company. MDT Small Cap Growth Fund (the "Predecessor Fund") was reorganized into MDT Fund as of the close of business on December 8, 2006. Prior to the reorganization, MDT Fund had no investment operations. MDT Fund is the successor to the Predecessor Fund. For the purposes of these Pro Forma Financial Statements, the financial information covers the period from August 1, 2006 to July 31, 2007. MDT Fund consists of three classes of shares: Class A Shares, Class C Shares and Institutional Shares. Upon commencement of the combination with Technology Fund, MDT Fund will begin offering Class B Shares.

NOTE 2. BASIS OF COMBINATION

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Technology Fund and MDT Fund for the year ended July 31, 2007. These statements have been derived from the books and records utilized in calculating daily net asset values at July 31, 2007.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of Technology Fund and MDT Fund which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class B Shares and Class C Shares of Technology Fund for Class A Shares, Class B Shares and Class C Shares of MDT Fund. Under generally accepted accounting principles, MDT Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the investment advisory fee arrangement for the surviving entity. Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity. Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended July 31, 2007, Technology Fund and MDT Fund paid investment advisory fees computed at the annual rate of 0.75% and 1.15%, respectively, as a percentage of average daily net assets.

All costs with respect to the exchange will be borne by Federated Investors, Inc. and its affiliates.

NOTE 3. PORTFOLIO VALUATION

Market values of each Fund's portfolio securities are determined as follows:
{circle}for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
{circle}in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
{circle}futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
{circle}prices for total return swaps are based upon a valuation model determined by management incorporating underlying reference indexes, interest rates, yield curves and other market data or factors; prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors; prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating interest rates, yield curves and other market data or factors;
{circle}for mortgage-backed securities, based on the aggregate investment value of the projected cash flows to be generated by the security, as furnished by an independent pricing service;
{circle}for investments in other open-end registered investment companies, based on net asset value (NAV);
{circle}for other fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
{circle}for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices (other than prices of mortgage-backed securities) are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation is done by others under the direction of Fund management. An event is considered material if there is both an affirmative expectation that the security's value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

NOTE 4. SHARES OF BENEFICIAL INTEREST

The Pro Forma Class A Shares, Class B Shares and Class C Shares net asset value per share assumes the issuance of 1,595,279 Class A Shares, 2,566,363 Class B Shares and 506,064 Class C Shares, respectively, of MDT Fund in exchange for 3,338,219 Class A Shares, 5,727,796 Class B Shares and 1,106,944 Class C Shares of Technology Fund which would have been issued at July 31, 2007 in connection with the proposed reorganization.

NOTE 5. FEDERAL INCOME TAXES

Each fund has elected to be taxed as a "registered investment company" under the Internal Revenue Code. After the acquisition, MDT Fund intends to continue to qualify as a registered investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal income tax are necessary.

The identified cost of investments for the Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

NOTE 6.  PROFORMA ADJUSTMENTS

(a) Federated Equity Management Company of Pennsylvania, Technology Fund's investment adviser, receives for its services an annual investment advisory fee equal to 0.75% of the Funds average daily net assets. Federated MDTA LLC, MDT Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.15% of the Fund's average daily net assets. Prior to December 8, 2006, the Adviser received an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. Each investment adviser may voluntarily choose to waive any portion of its fee. The advisers can modify or terminate these voluntary waivers at any time. An adjustment to the combined investment adviser fee reflects the fee structure of MDT Fund on the average daily net assets of MDT Fund Pro Forma Combined.

(b) Federated Administrative Services (FAS), under the Administrative Services Agreement (the "Agreement"), provides MDT Fund and Technology Fund with certain administrative personnel and services necessary to operate the funds. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds. The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. An adjustment to the combined administrative personnel and services fee reflects the fee structure of MDT Fund on the average daily net assets of MDT Fund Pro Forma Combined.

(c) Adjustment to reflect custodian fees resulting from higher trading activity and the combining of two portfolios into one.

(d) Adjustment to reflect transfer and dividend disbursing agent fees and expenses resulting from the combining of two portfolios into one.

(e) Adjustment to reflect directors'/trustees' fees resulting from higher average daily net assets and the combining of two portfolios into one.

(f) Adjustment to reflect auditing fees resulting from the combining of two portfolios into one.

(g) Adjustment to reflect legal fees resulting from the combining of two portfolios into one.

(h) Adjustment to reflect portfolio accounting fees resulting from the combining of two portfolios into one.

(i) Under a Distribution Plan (the "Plan") pursuant to Rule 12B-1 under the Act, MDT Fund may incur distribution expenses at 0.25% and 0.75% of the daily net assets of the Fund's Class A Shares and Class C Shares, respectively, to compensate Federated Securities Corp. (FSC), the principal distributor. Prior to the reorganization of the Fund on December 8, 2006, the Predecessor Fund incurred distribution expenses of 0.25% and 1.00% of the daily net assets of the Fund's Class A Shares and Class C Shares, respectively. Under a similar plan, Technology Fund may incur distribution expenses at 0.25% of Class A Shares and 0.75% of Class B Shares and Class C Shares average daily net assets. FSC may voluntarily choose to waive any portion of its fee. For the period from the Reorganization through July 31, 2007, MDT Fund did not charge or accrue the distribution 12b-1 fee for the Class A Shares. Adjustment to reflect the expense structure of MDT Fund on the average daily net assets of MDT Fund Pro Forma Combined.

(j) Effective December 11, 2006, under the terms of a Shareholder Services Agreement, MDT Fund may pay fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC). Prior to the reorganization, the Predecessor Fund did not incur a shareholder services fee. Under a similar plan, Technology Fund may pay fees up to 0.25% of the average daily net assets of Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to FSSC. FSSC or these financial intermediaries may voluntarily choose to reimburse any portion of their fee. Adjustment to reflect the expense structure of MDT Fund on the average daily net assets of MDT Fund Pro Forma Combined.

(k) Adjustment to reflect share registration costs resulting from the combining of two portfolios into one.

(l) Adjustment to reflect printing and postage expense resulting from the combining of two portfolios into one.

(m) Adjustment to reflect insurance premiums resulting from the combining of two portfolios into one.

(n) Adjustment to reflect miscellaneous expenses resulting from the combining of two portfolios into one.

(o) Under the investment advisory contract, Federated MDTA LLC (the "Adviser") is contractually obligated to waive, to the extent of its adviser fee, the amount, if any, in order to limit the aggregate annual operating expenses (excluding interest, taxes and brokerage commissions) for MDT Fund's Class A Shares, Class C Shares and Institutional Shares to not more than 2.05%, 2.80% and 1.80%, respectively, of average daily net assets. The Adviser has agreed to keep these contractual limitations in place through December 8, 2008. The Adviser may also voluntarily choose to waive a portion of its fee and/or reimburse certain operating expenses of MDT Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. An adjustment to the combined waiver/reimbursement of investment adviser fee reflects the fee structure of MDT Fund on the average daily net assets of MDT Fund Pro Forma Combined.

(p) Effective July 15, 2006, FAS contractually agreed to waive a portion of its fee which it would otherwise be entitled to receive from MDT Fund under the Agreement. The level of fees payable by MDT Fund to FAS for the period will not exceed the level of fees which MDT Fund would have paid during the period to its previous service provider under its previous administrative services agreement. In addition, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. An adjustment to the combined waiver of administrative personnel and services fee reflects the fee structure of MDT Fund on the average daily net assets of MDT Fund Pro Forma Combined.

(q) An adjustment to the combined reimbursement of other operating expenses reflects the fee structure of MDT Fund on the average daily net assets of MDT Fund Pro Forma Combined.

(r) Technology Fund directs portfolio trades to a broker that in turn pays a portion of Technology Fund's operating expenses. MDT Fund does not utilize this type of brokerage arrangement. Adjustment to reflect reduction of fees paid indirectly from directed brokerage arrangements.

                           FEDERATED TECHNOLOGY FUND
                    A PORTFOLIO OF  FEDERATED EQUITY FUNDS



INVESTMENT ADVISER
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

DISTRIBUTOR
Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779


ADMINISTRATOR
Federated Administrative Services
Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779






                                    8